                                                                Exhibit 10.2
                                                                ------------

                                                                (New Jersey)





                            CONTRIBUTION AGREEMENT

                                     among

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,

                        a Delaware limited partnership

                                      and

                WOODLAND FALLS ASSOCIATES-I LIMITED PARTNERSHIP
               WOODLAND FALLS ASSOCIATES-III LIMITED PARTNERSHIP WOODLAND FALLS ASSOCIATES-IV LIMITED PARTNERSHIP
                 LAKE CENTER ASSOCIATES-II LIMITED PARTNERSHIP LAKE CENTER ASSOCIATES-IV LIMITED PARTNERSHIP
             TERRAMICS/CENTERPOINTE ASSOCIATES LIMITED PARTNERSHIP

               all of which are New Jersey limited partnerships

                                      and

       TERRAMICS PROPERTY ASSOCIATES, a Pennsylvania limited partnership TPC INVESTORS I LIMITED PARTNERSHIP, a Pennsylvania limited partnership
     TERRAMICS/JK LIMITED PARTNERSHIP, a Pennsylvania limited partnership TERRAMICS/WOODLAND LIMITED PARTNERSHIP, a New Jersey limited partnership
    TERRAMICS EQUITY LIMITED PARTNERSHIP, a New Jersey limited partnership

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page

ARTICLE I.  DEFINITIONS........................................................4
         1.1 Definitions.......................................................4

ARTICLE II.  TRANSFER OF PROPERTY; DEPOSIT; ACCOUNTING FOR CONTRIBUTION VALUE;
             STUDY PERIOD.....................................................10
         2.1 Transfer of Property.............................................10
         2.2 Transfer  Procedures.............................................10
         2.3 Deposit..........................................................12
         2.4 Study Period.....................................................12

ARTICLE III.  PARTNERSHIPS' AND CONTRIBUTORS' REPRESENTATIONS AND
              WARRANTIES......................................................16
         3.1 Organization and Power...........................................17
         3.2 Authorization, Execution and Disclosure..........................17
         3.3 Non-contravention................................................17
         3.4 No Special Taxes.................................................18
         3.5 Compliance with Existing Laws....................................18
         3.6 Personal Property................................................18
         3.7 Operating Agreements.............................................18
         3.8 Condemnation Proceedings; Roadways...............................18
         3.9 Actions or Proceedings...........................................19
         3.10 Labor and Employment Matters....................................19
         3.11 Financial Information and Submission Matters....................19
         3.12 Bankruptcy......................................................19
         3.13 Hazardous Substances............................................19
         3.14 Parties in Possession...........................................20
         3.15 Leases..........................................................20
         3.16 Leased Property.................................................20
         3.17 No Unpaid Charges...............................................20
         3.18 Condition of Improvements.......................................20
         3.19 Access..........................................................20
         3.20 No Commitments..................................................20
         3.21 "Foreign Person.................................................21
         3.22 Leasing Commissions.............................................21
         3.23 Other Agreements................................................21
         3.24 Partners........................................................21
         3.25 Existing Secured Indebtedness...................................21
         3.26 LIMITATIONS ON REPRESENTATIONS AND WARRANTIES...................22

ARTICLE IV.  PRENTISS' REPRESENTATIONS AND WARRANTIES.........................23
         4.1 Organization and Power...........................................23
         4.2 Non-contravention................................................24
         4.3 Litigation.......................................................24

         4.4 Bankruptcy.......................................................24
         4.5 Issuance of Units................................................24
         4.6 Securities Filings..............................................24
         4.7 Absence of Certain Changes or Events.............................25

ARTICLE V.  CONDITIONS PRECEDENT..............................................25
         5.1 As to Prentiss' Obligations......................................25
         5.2 As to Contributors' Obligations..................................29

ARTICLE VI.  COVENANTS OF PARTNERSHIPS AND CONTRIBUTORS.......................30
         6.1 Operating Agreements.............................................30
         6.2 Warranties and Guaranties........................................30
         6.3 Insurance........................................................30
         6.4 Independent Audit................................................30
         6.5 Operation of Property Prior to Closing...........................31
         6.6 No Marketing.....................................................32
         6.7 Prospective Subscriber Questionnaires............................32
         6.8 Delivery of Tax Information......................................33
         6.9 Information Regarding the Restrictions on Beneficial
             Ownership of Units...............................................33
         6.10 Partnership Agreement...........................................33
         6.11 Use of Name "Terramics..........................................33
         6.12 Partnership Interests...........................................33

ARTICLE VII.  CLOSING.........................................................34
         7.1 Closing..........................................................34
         7.2 Partnership's Deliveries.........................................34
         7.3 Prentiss' Deliveries.............................................38
         7.4 Mutual Deliveries................................................38
         7.5 Closing Costs....................................................39
         7.6 Revenue and Expense Allocations..................................39
         7.7 Delinquent Rents.................................................40
         7.8 Costs Associated with Certain Leasing Activities.................40

ARTICLE VIII.  GENERAL PROVISIONS.............................................41
         8.1 Condemnation.....................................................41
         8.2 Risk of Loss.....................................................41
         8.3 Broker...........................................................42
         8.4 Bulk Sale........................................................42
         8.5 Confidentiality..................................................42

ARTICLE IX.  LIABILITY OF PARTIES; DEFAULT; TERMINATION RIGHTS................43
         9.1 Liability of Prentiss............................................43
         9.2 Default by Partnership/Failure of Conditions Precedent...........43
         9.3 Indemnification by Prentiss......................................44
         9.4 Default by Prentiss/Failure of Conditions Precedent..............44
         9.5 Costs and Attorneys' Fees........................................44
         9.6 Limitation of Liability..........................................45

ARTICLE X.  MISCELLANEOUS PROVISIONS..........................................45
         10.1 Completeness; Modification......................................45
         10.2 Assignments.....................................................45
         10.3 Successors and Assigns..........................................45
         10.4 Days............................................................45
         10.5 Governing Law...................................................46
         10.6 Counterparts....................................................46
         10.7 Severability....................................................46
         10.8 Costs...........................................................46
         10.9 Notices.........................................................46
         10.10 Escrow Agent...................................................47
         10.11 Incorporation by Reference.....................................47
         10.12 Survival.......................................................48
         10.13 Further Assurances.............................................48
         10.14 No Partnership.................................................48
         10.15 Time of Essence................................................48
         10.16 Signatory Exculpation..........................................48
         10.17 Rules of Construction..........................................48

EXHIBITS
--------
Exhibit A -   Land
Exhibit B -   Surveyor's Certificate
Exhibit C -   Prospective Subscriber Questionnaire
Exhibit D -   Existing Secured Indebtedness
Exhibit E -   Registration Rights Agreement
Exhibit F -   Limited Partner Signature Page
Exhibit G -   Not Used
Exhibit H -   Bill of Sale
Exhibit I -   Assignment and Assumption Agreement
Exhibit J -   Assignment of Leases
Exhibit K -   Tenant's Estoppel Certificate
Exhibit L -   Permitted Title Exceptions
Exhibit M -   Non-Included Assets

SCHEDULES
---------
Schedule 1.1 -    Excluded Partnership Property
Schedule 2 -      Defects in Condition of Improvements
Schedule 2.2(a) - Contribution Value allocations including Unit allocations
Schedule 3 -      Lease Agreements
Schedule 3.4 -    Special Taxes and Assessments
Schedule 3.5 -    Qualifications to Legal Compliance
Schedule 3.13 -   Underground Storage Tanks
Schedule 4 -      Operating Agreements
Schedule 6.5(g) - New Leases Which Have Been Preapproved by Prentiss

                            CONTRIBUTION AGREEMENT
                            ----------------------

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is made as of this _____
                                            ---------
day of September, 1997 among PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Prentiss") and WOODLAND FALLS ASSOCIATES-I
                               --------
LIMITED PARTNERSHIP, WOODLAND FALLS ASSOCIATES-III LIMITED PARTNERSHIP, WOODLAND FALLS ASSOCIATES-IV LIMITED PARTNERSHIP, LAKE CENTER ASSOCIATES-II LIMITED PARTNERSHIP, LAKE CENTER ASSOCIATES-IV LIMITED PARTNERSHIP, and TERRAMICS/CENTERPOINTE ASSOCIATES LIMITED PARTNERSHIP, all of which are New Jersey limited partnerships (collectively, the "Partnerships" and each, a
                                                ------------
"Partnership"), and TERRAMICS PROPERTY ASSOCIATES, a Pennsylvania limited
 -----------
partnership, TPC INVESTORS I LIMITED PARTNERSHIP, a Pennsylvania limited partnership, TERRAMICS/JK LIMITED PARTNERSHIP, a Pennsylvania limited partnership, TERRAMICS/WOODLAND LIMITED PARTNERSHIP, a New Jersey limited partnership, and TERRAMICS EQUITY LIMITED PARTNERSHIP, a New Jersey limited partnership, all of which are Pennsylvania limited partnerships (collectively, the "Contributors" and each, a "Contributor"), with joinders by PRENTISS
     ------------               -----------
PROPERTIES TRUST, a Maryland real estate investment trust ("Company"), and
                                                            -------
PRENTISS PROPERTIES I, INC., a Delaware corporation ("OP General Partner").
                                                      ------------------


                            R E C I T A T I O N S:
                            ---------------------

         A. Each Partnership is the owner of a fee estate in certain land and improvements in the State of New Jersey which collectively comprise the office building projects commonly known as "Woodland Falls" (in Cherry Hill Township,
                                     --------------
Camden County), "Lake Center" (in Evesham Township, Burlington County), and
                 -----------
"Centerpointe" (in Mount Laurel Township, Burlington County). A description of
 ------------
the land upon which each such project is situate (hereinafter defined and referred to as the "Land"), and the identification of each Partnership owner
                    ----
thereof is set forth on Exhibit A attached hereto. Each Contributor is, or will
                        ---------
on or prior to Closing become, a partner in one or more of the Partnerships, and the Contributors are or will on or prior to Closing collectively comprise all of the general and limited partners of the Partnerships other than OTR. Terramics Property Associates is the sole general partner of each Partnership.

         B. OTR, an Ohio general partnership acting on behalf of The State Teachers Retirement Board of Ohio ("OTR"), owns an 89.999% limited partnership
                                    ---
interest in each Partnership as of the date hereof.

         C. On the Closing Date (as hereinafter defined), Prentiss will acquire OTR's 89.999% limited partnership interest in each Partnership and in seven (7) other affiliated partnerships pursuant to an Agreement to Acquire Limited Partnership Interests dated September ___, 1997 between Prentiss and OTR (the "OTR Agreement").
 -------------

         D. Prentiss is desirous of acquiring all of the partnership interests of Contributors in the Partnerships and their corresponding right, title and interest in the Property, and the Contributors are desirous of contributing such interests to Prentiss, for the Contribution Value and upon the terms and conditions hereinafter set forth. In connection therewith, Contributors have caused Partnerships to furnish certain certifications, representations and warranties required.

by Prentiss as a condition to the transactions referred to herein, with the understanding, however, that recourse for any default, misrepresentation or breach of warranty by a Partnership shall be governed by the provisions of Recitation Paragraph E below.

         E. This Agreement encompasses obligations, rights, covenants, representations, warranties, actions and conditions (collectively, "Undertakings") applicable to all of the Contributors and Partnerships, and it
 ------------
is understood that performance by all Contributors and Partnerships shall be required by Prentiss as set forth herein. However, each Contributor and Partnership has executed this Agreement only with respect to its separate partnership interests, property interests and/or rights. For purposes of convenience, references in this Agreement to "Partnership" or "Contributor"
                                              -----------      -----------
shall mean each Partnership or Contributor, acting in its own separate capacity, regardless of whether a particular referenced document or action may also encompass similar requirements on the part of the other Partnerships or Contributors. In such connection, it is acknowledged that (i) each Partnership and each Contributor shall have responsibility under this Agreement only for its own Undertakings, and in no event shall any Partnership or Contributor be liable or responsible for any of the Undertakings of any other Partnership or Contributor (except to the extent of the specific conditions to Prentiss' obligations as set forth herein and except to the extent of the sharing of responsibility for Partnership obligations as hereinafter set forth in this Paragraph), (ii) any Undertakings of a Partnership or Contributor under this Agreement which relate or refer to the "Partnership," "Property," "Real
                                        -----------    --------    ----
Property," "Land," or any other real or personal property or rights or interests
--------    ----
therein, shall in fact apply, relate and refer only to the partnership interests, property or property interests which are owned by, or which are for the benefit of, the particular Partnership or Contributor in question and not any of the other Partnerships or Contributors, (iii) as among Contributors, it has been agreed and it is herein confirmed that liability for any Undertakings of a Partnership is to shared by Contributors having ownership interests in such Partnership in proportion to their respective partnership interests therein, but neither this provision nor any other provision of this Agreement is intended to otherwise alter the status or liability of any general or limited partner of a Partnership as provided in the relevant limited partnership act of New Jersey,
(iv) any cure of any breach of warranty or misrepresentation by a Partnership or of any failure by a Partnership to perform a Partnership's obligations under this Agreement, whether such cure is effectuated prior to or after Closing, shall be effectuated so as to impact only the Excluded Partnership Property and Liabilities (as hereinafter defined), and in no event so as to diminish, reduce or adversely affect any of the assets of the Partnerships which are intended to be owned by the Partnerships upon Closing, it being understood that Contributors shall be obligated to make such contributions or to take such other action as may be necessary to comply with this requirement, and (v) with respect to the defined terms "Partnership" or "Partnerships," the singular and plural may be
               -----------      ------------
used interchangeably, consistent with the provisions of this Recitation Paragraph E and the preceding Paragraph D.

         NOW, THEREFORE, in consideration of the foregoing premises (all of which are hereby incorporated into this Agreement as a part thereof) and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is agreed:

                                  ARTICLE I.
                                  ----------

                                  DEFINITIONS
                                  -----------

     1.1   Definitions. The following terms shall have the indicated meanings:
           -----------

           "Act of Bankruptcy" shall mean if a party hereto or any general
            -----------------
partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed for a period of sixty
(60) consecutive days; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) consecutive days.

           "Applicable Laws" shall mean any applicable building, zoning,
            ---------------
subdivision, environmental, health, safety or other governmental laws, statutes, ordinances, resolutions, rules, codes, regulations, orders or determinations of any Governmental Authority or of any insurance boards of underwriters (or other body exercising similar functions), or any restrictive covenants or deed restrictions affecting the Property or the ownership, operation, use, maintenance or condition thereof (provided that there shall not be deemed to be a violation of, or noncompliance with, a restrictive covenant or deed restriction if Prentiss shall obtain insurance against loss or damage by reason of such violation or noncompliance from the Title Company).

           "Assignment and Assumption Agreement" shall mean one or more
            -----------------------------------
assignment and assumption agreements whereby (a) Contributor (1) relinquishes and assigns to Partnership and Prentiss all right, title and interest which Contributor may have in the Operating Agreements that have not been terminated prior to Closing in accordance herewith, (2) relinquishes and assigns to Partnership and Prentiss all of Contributor's right, title and interest in and to the Intangible Personal Property, to the extent assignable, and (3) indemnifies, defends and holds Prentiss and its agents, employees, officers, directors, shareholders and contractors harmless with respect to all liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of defaults by Partnership under such Operating Agreements accruing and occurring before the Closing Date; and (b) Prentiss indemnifies, defends and holds Contributor harmless with respect to all liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of defaults by Prentiss under such Operating Agreements accruing and occurring from and after the Closing Date, which assignment and assumption agreement shall be in the form of Exhibit I hereto.
               ---------

                  "Assignment of Leases" shall mean the assignment agreement, in
                   --------------------
recordable form, whereby (a) Contributor (1) relinquishes and assigns to Partnership and Prentiss all right, title and interest which Contributor may have in and to the Leases, and (2) indemnifies, defends and holds Prentiss and its agents, employees, officers, directors, shareholders and contractors harmless with respect to all liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) relating to defaults by Partnership under such Leases occurring or accruing before the Closing Date; and
(b) Prentiss indemnifies, defends and holds Contributor harmless with respect to all liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of defaults by Prentiss under such Leases occurring and accruing from and after the Closing Date, which assignment agreement shall be in the form of Exhibit J hereto.
                                  ---------

                  "Authorizations" shall mean all licenses, permits and
                   --------------
approvals required by any governmental or quasi-governmental agency, body, department, commission, board, bureau, instrumentality or officer, or otherwise appropriate with respect to the construction, ownership, operation, leasing, maintenance, or use of the Property or any part thereof.

                  "Bill of Sale - Personal Property" shall mean one or more
                   --------------------------------
bills of sale relinquishing and conveying to Partnership and Prentiss all right, title and interest which Contributor may have in the Tangible Personal Property and the Intangible Personal Property, which bill of sale shall be in the form of Exhibit H hereto.
---------

                  "Broker" shall mean Realty Capital International, Inc.
                   ------

                  "Closing" shall mean the Closing of the transfer to Prentiss
                   -------
of the interests in the Partnerships and Property pursuant to this Agreement.

                  "Closing Date" shall mean the date on which the Closing
                   ------------
occurs.

                  "Closing Documents" shall mean the documents defined as such
                   -----------------
in Section 7.1 hereof.

                  "Company" shall mean Prentiss Properties Trust, a Maryland
                   -------
real estate investment trust.

                  "Contribution Value" shall mean the respective amounts
                   ------------------
allocable to each Contributor to be acquired pursuant to this Agreement as are set forth on Schedule 2.2(a) hereto, and which shall be payable in the manner described in Section 2.2 hereof.

                  "Contributor's and Partnership's Organizational Documents"
                   --------------------------------------------------------
shall mean the current partnership agreement and certificate of limited partnership and all amendments thereto of each Contributor and Partnership and the articles of incorporation and bylaws and all amendments thereto or partnership agreement and all amendments thereto, as applicable of Contributor's and Partnership's general partners.

                  "Deposit" shall mean all amounts deposited from time to time
                   -------
with Escrow Agent by Prentiss pursuant to Section 2.3 hereof, plus all interest
                                          -----------
or other earnings that may accrue thereon. All cash Deposits shall be invested by Escrow Agent in a commercial bank or banks acceptable to Prentiss at money market rates, or in such other investments as shall be approved in writing by the Contributors and Prentiss. The Deposit shall be held and disbursed by Escrow Agent in strict accordance with the terms and provisions of this Agreement.

                  "Environmental Damages" shall mean all third-party claims,
                   ---------------------
judgments, damages, losses, penalties, fines, liabilities (including, without limitation, punitive damages and strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, including, without limitation, attorneys' fees and disbursements and consultants' fees, any of which arise as a result of the existence of Hazardous Materials upon, about or beneath the Property or migrating or threatening to migrate from the Property, or as a result of the existence of a violation of Environmental Requirements pertaining to the Property.

                  "Environmental Requirements" shall mean (i) all applicable
                   --------------------------
statutes, regulations, rules, policies, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, and similar items, of all Governmental Authorities, and (ii) all judicial, administrative and regulatory decrees, judgments and orders, in each case of (i) and (ii) relating to the protection of human health or the environment from Hazardous Materials and health and safety of employees or the public from Hazardous Materials, including, without limitation, all requirements thereof pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "Escrow Agent" shall mean Chicago Title  Insurance  Company,
                   ------------
whose address is 7616 LBJ  Freeway,Suite 300, Dallas, Texas  75251-1106,
Attn:  Sharon L. Cooper.

                  "Excluded Assets" shall mean the real property subject to the
                   ---------------
Right of First Opportunities Agreements.

                  "Excluded Partnership Property and Liabilities" shall mean the
                   ---------------------------------------------
assets, rights, liabilities and obligations of the Partnerships relating to the operation, management, development and ownership of the Property prior to Closing which are to be distributed, assigned, or assumed to or by Contributors prior to Closing as set forth in Section 7.1 below.

                  "Existing Liens" shall have the meaning ascribed to such term
                   --------------
in Section 2.2 hereof.

                  "Existing Notes" shall have the meaning ascribed to such term
                   --------------
in Section 2.2 hereof.

                  "Existing Secured Indebtedness" shall mean that certain
                   -----------------------------
indebtedness secured by liens, assignments or security interests, encumbering the Property which will not be discharged at Closing pursuant to the provisions of this Agreement, which Existing Secured Indebtedness is described on Exhibit D attached hereto and made a part hereof.

                  "Financial Information" shall mean the financial information
                   ---------------------
defined as such in Section 3.11 hereof.

                  "FIRPTA Certificate" shall mean the affidavit of Contributor
                   ------------------
under Section 1445 of the Internal Revenue Code, as amended, certifying that Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder), in form and substance satisfactory to Prentiss.

                  "Governmental Authority" shall mean any federal, state,
                   ----------------------
county, municipal or other government or any governmental or quasi-governmental agency, department, commission, board, bureau, officer or instrumentality, foreign or domestic, or any of them.

                  "Hazardous Materials" shall mean any chemical substance: (i)
                   -------------------
which is or becomes defined as a "hazardous substance," "hazardous waste," "hazardous material," "pollutant," "contaminant," or "toxic," "explosive," "corrosive," "flammable," "infectious," "radioactive," "carcinogenic," or "mutagenic" material under any law, regulation, rule, order, or other authority of the federal, state or local governments, or any agency, department, commission, board, or instrumentality thereof, regarding the protection of human health or the environment from such chemical substances including, but not limited to, the following federal laws and their amendments, analogous state and local laws, and any regulations promulgated thereunder: the Clean Air Act, the Clean Water Act, the Oil Pollution Control Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1986, the Emergency Planning and Community Right to Know Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Toxic Substances Control Act, including, without limitation, asbestos and gasoline and other petroleum products (including crude oil or any fraction thereof); (ii) which contains gasoline, diesel fuel or other petroleum hydrocarbons; (iii) which contains drinking biphenyls or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or (iv) consisting of radon gas; provided, however, the term "Hazardous Materials" shall not include substances of kinds
                   -------------------
and in amounts ordinarily and customarily used or stored in properties similar to the Property for the purposes of cleaning or other maintenance or operations and otherwise in compliance with Environmental Requirements.

                  "Improvements" shall mean all buildings, improvements,
                   ------------
fixtures and other items of real estate located on the Land.

                  "Insurance Policies" shall mean all policies of insurance
                   ------------------
maintained by or on behalf of Partnership pertaining to the Property, its operation, or any part thereof.

                  "Intangible Personal Property" shall mean all intangible
                   ----------------------------
personal property owned or possessed by Partnership and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, (1) Partnership's and Contributor's exclusive right to use the trade name "Terramics" and all variations thereof, with the
                             ---------
understanding, however, that (i) Contributors and affiliates of Partnerships and/or the partners thereof will have the continuing right to use such trade name solely in connection with the use of the current name of the entity or entities owning the Excluded Assets or the Non-Included Assets and for regulatory or statutory compliance with respect to any of such assets or entities owning such assets, and (ii) Partnerships and/or the partners thereof shall have the continuing right to use such trade name solely in connection with the collection of accounts receivable (provided, from and after the Closing Date, no such party may pursue existing tenants of the Property for delinquent rents without Prentiss' prior written consent), the prosecution of claims and the maintenance of any defense which are related to the Excluded Partnership Property and Liabilities and for regulatory or statutory compliance with respect to any previously owned assets, (2) the Authorizations, (3) escrow accounts (not including, however, any escrow deposits for a tax, charge or obligation which is attributable to a period prior to Closing or which is encompassed within the Excluded Partnership Property and Liabilities), utility and development rights and privileges, general intangibles, business records, plans and specifications pertaining to the Real Property and the Personal Property, and (4) any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway.

                  "Land" shall mean each parcel of real estate which is owned by
                   ----
a Partnership, as more particularly described on Exhibit A attached hereto,
                                                 ---------
together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Partnership therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

                  "Leased Property" shall mean all leased items of Tangible
                   ---------------
Personal Property.

                  "Leases" shall mean all leases, tenancies and other rights of
                   ------
occupancy or use for any portion of the Real Property, together with any and all amendments thereto.

                  "Non-Included Assets" shall mean the properties described on
                   -------------------
Exhibit M hereto.
---------

                  "Operating Agreements" shall mean all management, service,
                   --------------------
supply and maintenance contracts, if any, in effect with respect to the Property and all other contracts that affect the Property or are otherwise related to the construction, ownership, operation, occupancy or maintenance of the Property, which Operating Agreements are described on Schedule 4 attached hereto and made
                                            -----------
a part hereof.

                  "Operating Partnership" shall mean Prentiss Properties
                   ---------------------
Acquisition Partners, L.P., a Delaware limited partnership.

                  "OTR" shall have the meaning ascribed to such term in the
                   ---
Recitals to this Agreement.

                  "OTR Agreement" shall have the meaning ascribed to such term
                   -------------
in the Recitals to this Agreement.

                  "Owner's Title Policy" shall mean an ALTA 1992 owner's policy
                   --------------------
of title insurance issued to Partnerships, at Prentiss' request, by the Title Company, pursuant to which the Title Company insures Partnerships' ownership of the Real Property (including the marketability thereof) subject only to Permitted Title Exceptions but without imputation of any acts of Contributors or OTR as the prior partners of the Partnerships. The Owner's Title Policy shall insure each Partnership in the amount allocated by Prentiss to the value of the Real Property interests in the Property. Prentiss may require such deletions of standard exceptions and such title endorsements as are legally available and customarily required by institutional investors purchasing property comparable to the Property in the State where the Property is situated. The description of the Land in the Owner's Title Policy shall be by courses and distances or by reference to a legal, subdivided lot and shall be identical to the description shown on the Survey.

                  "Partnership Agreement" shall mean the Second Amended and
                   ---------------------
Restated Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P. as the same may be amended from time to time.

                  "Permitted Title Exceptions" shall mean (i) those exceptions
                   --------------------------
to title to the Real Property that are set forth on Exhibit L hereto, and (ii)
                                                    ---------
such other exceptions to title as are satisfactory to Prentiss as determined pursuant to Section 2.4(d) hereof.
            --------------

                  "Personal Property" shall mean collectively the Tangible
                   -----------------
Personal Property and the Intangible Personal Property.

                  "Prentiss' Objections" shall mean the objections defined as
                   --------------------
such in Section 2.4(d) hereof.
        --------------

                  "Property" shall mean collectively the Real Property and the
                   --------
Personal Property.

                  "Real Property" shall mean the Land and the Improvements.
                   -------------

                  "Registration Rights Agreement" shall mean the agreement in
                   -----------------------------
the form of Exhibit E hereto.

                  "Study Period" shall mean the period commencing on August 6,
                   ------------
1997, and continuing through September 26, 1997. Except as expressly noted herein to the contrary, time periods herein referred to shall mean the time periods as in effect, from time to time, at Dallas, Texas.

                  "Submission Matters" shall mean all items Contributor and
                   ------------------
Partnership are required to deliver to Prentiss pursuant to Section 2.4(b)
                                                            --------------
hereof.

                  "Survey" shall mean the survey defined as such in and prepared
                   ------
pursuant to Section 2.4(d) hereof.
            --------------

                  "Tangible Personal Property" shall mean the items of tangible
                   --------------------------
personal property consisting of all furniture, fixtures, equipment, machinery and other personal property of every kind and nature located on or used or useful in the ownership and operation of the Property and owned by Partnership, including, without limitation, Partnership's interest as lessee with respect to any such Tangible Personal Property.

                  "Title Commitment" shall mean the title commitment and
                   ----------------
exception documents defined as such in Section 2.4(d) hereof.
                                       --------------

                  "Title Company" shall mean Chicago Title Insurance Company, or
                   -------------
another title insurance underwriter selected by Prentiss.

                  "UCC Reports" shall mean the reports defined as such in
                   -----------
Section 2.4(d) hereof.

                  "Unit Recipient" shall mean the direct or indirect owner of a
                   --------------
Partnership interest who will receive Units pursuant to Section 2.2(b) hereof.

                  "Units" shall mean "Partnership Units" in the Operating
                   -----
Partnership, as defined and described in the Operating Partnership's Partnership Agreement.

                  "Utilities" shall mean public sanitary and storm sewers,
                   ---------
natural gas, telephone, public water facilities, electrical facilities and all other utility facilities and services necessary or appropriate for the operation and occupancy of the Property as an office building.

                  "Warranties and Guaranties" shall mean all equipment,
                   -------------------------
installer's, manufacturer's, contractors and similar warranties and guaranties relating to the Improvements, or the Tangible Personal Property or any part thereof.

                                  ARTICLE II.
                                  -----------

                   TRANSFER OF PROPERTY; DEPOSIT; ACCOUNTING
                   -----------------------------------------
                     FOR CONTRIBUTION VALUE; STUDY PERIOD
                     ------------------------------------

         2.1 Transfer of Property. In consideration of, and subject to, the
             --------------------
terms and conditions hereinafter set forth, each Contributor shall transfer to Prentiss all of its right, title and interest in the Partnership and in the Property, including without limitation its entire Partnership interest and all rights in the capital, profits and losses of the Partnership allocable to the period from and after Closing, but not including any interest in the Excluded Partnership Property and Liabilities.

         2.2 Transfer Procedures. When the conditions to Closing set forth in
             -------------------
Article V have been satisfied, the following shall occur and the transaction contemplated hereby will be treated, for federal income tax purposes, as a contribution by the Contributors to Prentiss of their interests in the Partnerships in exchange for the Contribution Value:

                  (a) Prentiss shall receive a credit against the Contribution Value in an amount equal to the amount of the cash Deposit.

                  (b) An allocable portion of the Contribution Value attributable to each Contributor, as set forth on Schedule 2.2(a) hereto, shall be paid by issuing to Contributor or any Unit Recipient designated to receive Units the number of Units calculated by dividing such allocable portion of the Contribution Value by $25.50 and rounding the resulting number of Units to the nearest integer (.50 rounded down). Prentiss shall be entitled to a credit against the Contribution Value for unearned distributions on Units for the period from the last distribution date through the Closing Date. In connection with the foregoing, the parties acknowledge that (i) Prentiss has established a minimum threshold for the issuance of Units to any one Unit Recipient in the amount of One Million Dollars ($1,000,000), such threshold to apply to all Units to be issued to such Unit Recipient under this Agreements and under the Contribution Agreement of even date entered into among Prentiss and various affiliates of Partnerships, (ii) each Unit Recipient has agreed, by the terms of a separate agreement with Prentiss, to furnish certain limited guarantees of the nonrecourse indebtedness of Prentiss, (iii) Prentiss has agreed with the Unit Recipients and Partnerships, pursuant to the terms of a separate agreement, to restrict sales or transfers of various components of the Real Property for certain time periods, and (iv) Prentiss has further agreed with the Unit Recipients, pursuant to the terms of a separate agreement, to allow certain transfers of Units for family and estate planning purposes.

                  (c) Prentiss acknowledges that at Closing the Property shall remain subject to, but Prentiss shall not personally assume, the unpaid principal balances on the Closing Date of the promissory note(s) evidencing the Existing Secured Indebtedness (the "Existing Note") payable to the lienholder(s)
                                    -------------
described in Exhibit D attached hereto and made a part hereof having approximate
             ---------
unpaid principal balances in the amounts specified in Exhibit D, and subject to,
                                                      ---------
but without assumption by Prentiss of, the obligations contained in the mortgages and other security instruments securing the Existing Notes described in Exhibit D (said mortgages and other security instruments being hereinafter
   ---------
collectively referred to as the "Existing Liens"). Notwithstanding the
                                 --------------
foregoing, (i) to the extent that any Existing Note or Existing Liens (or the loan documents executed in connection therewith) create personal liability for specified acts, omissions or occurrences ( such acts, omissions or occurrences being referred to as "Carve-Out Activities" and the associated personal
                      --------------------
liability being referred to as "Carve-Out Liability"), (A) if Closing occurs,
                                -------------------
Prentiss shall be responsible for any such Carve-Out Liability attributable to Carve-Out Activities accruing and occurring from and after the Closing Date, and shall and does hereby indemnify and hold Contributor (and any of Partnership's principals who may have liability therefor) harmless with respect thereto, and
(B) Contributor shall and does hereby indemnify and hold Prentiss harmless with respect to Carve-Out Liability attributable to Carve-Out Activities accruing or occurring prior to the Closing Date, and (ii) if and to the extent that any Existing Secured Indebtedness is paid off or refinanced by Prentiss within 60 days following the Closing Date, and any prepayment premium is required to be paid in connection therewith pursuant to the presently existing terms of such Existing Secured Indebtedness, such prepayment premium shall be the responsibility of Contributor and Prentiss shall be entitled to create a cash reserve therefor out of the Contribution Value; provided that any reduction which can be achieved in the prepayment premium due to CIGNA on account of its Existing Secured Indebtedness below the amount due in accordance with the existing loan documents shall be shared equally by Prentiss and Contributors. The provisions of this Paragraph shall survive Closing without limitation.

                  (d) Prentiss shall pay the balance of the Contribution Value, as adjusted in the manner specified in Article VII and as set forth below, to Contributor or other applicable party at Closing by making a wire transfer of immediately available federal funds to the account of Contributor or other applicable party as specified in writing by Contributor.

         2.3 Deposit. Within three (3) days after the execution hereof by the
             -------
parties, and as a condition precedent to the effectiveness of this Agreement, Prentiss shall deliver to Escrow Agent a wire transfer or check in the sum of Fifty Dollars ($50.00) payable to the order of Contributor representing the independent consideration for Contributor's execution of this Agreement and agreement to provide Prentiss with the Study Period (which check or the proceeds of which wire transfer shall thereafter be delivered by Escrow Agent to Contributor). Prentiss has previously deposited with the Escrow Agent the amount of $287,775.50, which sum has been deposited and invested in an interest bearing account at a financial institution acceptable to Prentiss). If Prentiss has not terminated this Agreement on or before the expiration of the Study Period, Prentiss shall deliver to Escrow Agent a wire transfer or check in the additional sum of $287,775.50 on or before 5:00 p.m. on the next business day immediately following the last day of the Study Period. The proceeds of the wire transfers or checks are referred to herein as the "Deposit" and Escrow Agent
                                                   -------
shall hold and invest the Deposit pursuant to the terms, conditions and provisions of this Agreement. All accrued interest on the Deposit shall become part of the Deposit. The Deposit shall be returned to Prentiss if Prentiss, prior to the end of the Study Period, notifies Contributors in writing, pursuant to Section 2.4 hereof, that Prentiss is electing to terminate this Agreement.
   -----------
The Deposit (regardless of whether it is the proceeds of wire transfers or checks) shall be either (a) applied at the Closing against the cash portion of the Contribution Value, (b) returned to Prentiss pursuant hereto, or (c) paid to Contributor pursuant hereto. For purposes of reporting earned interest with respect to the Deposit, Prentiss' Federal Tax Identification Number is 75-2672997, and Contributor's Federal Tax Identification Number is 23-2257635.

         2.4      Study Period.
                  ------------
                  (a) Prentiss and its agents, contractors and duly authorized representatives shall have the right, until 5:00 p.m., Dallas, Texas time on the last day of the Study Period, and thereafter if Prentiss has elected not to terminate this Agreement prior to the expiration of the Study Period, to enter upon the Real Property and to perform, at Prentiss' expense, such economic, surveying, engineering, topographic, environmental, marketing and other tests, studies and investigations as Prentiss may deem appropriate. If such tests, studies and investigations do not warrant, in Prentiss' sole, absolute and unreviewable discretion, the purchase of the Property for the purposes contemplated by Prentiss, then Prentiss may elect not to proceed with this transaction and shall notify Contributors and Escrow Agent, in writing prior to the expiration of the Study Period, that Prentiss has elected to terminate this Agreement, in which event this Agreement automatically shall terminate, the Deposit shall be promptly returned to Prentiss, and Prentiss, Partnerships and Contributors shall be released from all further liability or obligation hereunder except those which expressly survive a termination of this Agreement. If Prentiss does not so notify Contributors of its determination to terminate this Agreement prior to the expiration of the Study Period, then Prentiss shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 2.4.
                 -----------

                  (b) The parties acknowledge that Partnerships or Contributors have delivered the following to Prentiss or made same available to Prentiss for inspection and/or copying at the location of the Property or Partnerships' business office:

                           (1) Copies of all Leases in effect as of the date of this Agreement, together with copies of all material correspondence received from or sent to tenants of the Property.

                           (2) a Rent Roll (herein so called) certificate (with current rent roll attached) for the Property containing the following information with respect to each Lease: (i) a description of the space occupied thereby (including square feet, type of space, floor, suite number and tenant's pro rata share of expense and tax escalations), (ii) tenant's name, (iii) the commencement date and expiration date thereof, (iv) the base rental rate per square foot, (v) the amount of fixed monthly rental, (vi) the amount of any percentage or other additional rental and/or common area maintenance, tax, insurance and operating expenses and any other charges payable thereunder, (vii) the amount of any prepayment or delinquency in rental or other charges, (viii) the amount of the security deposit or any other deposit thereunder, (ix) any free rent, concessions, rebates, refunds, or other inducements which any tenant will be entitled to receive after Closing, (x) any options provided thereunder, including, without limitation, any renewal options, expansion options, purchase options and rights of first refusal, and (xi) any fees or commissions payable in regard to such Lease. The Rent Roll shall be certified in writing by the applicable Partnership on or prior to the expiration of the Study Period to the effect that it is true, complete, and correct in all material respects as of the date shown on the Rent Roll and that, to the best of Partnership's knowledge, there has been no material adverse change with respect to any item shown on the Rent Roll during the period from the date thereof to the date of such certificate, except as shown thereon.

                           (3) To the extent in Partnership's possession or reasonably available to Partnership, copies of all Authorizations including, without limitation, all certificates of occupancy, permits, authorizations, approvals (including drawings and enacting ordinances, if any), special exceptions, variances, and licenses issued by Governmental Authorities having jurisdiction over the Property and copies of all certificates issued by the local board of fire underwriters (or other body exercising similar functions) relating to the Property. For the purpose of this Agreement any Submission Matters in the possession of Partnership's management company shall be deemed to be "reasonably available to Partnership."

                           (4) Operating and Financial Statements (herein so called) showing all income and expenses, profits and losses of the Property for the previous three (3) calendar years, which shall reflect
         (i) ad valorem taxes for the City, County and State; (ii) expenses incurred for such period for water, electricity, natural gas and other utility charges; (iii) other operating expenses; (iv) total rents collected from tenants for such periods; and (v) other revenue collected and the nature of such revenue; and, to the extent in Partnership's possession or reasonably available to Partnership, financial statements for the Property for the previous three (3) calendar years, including, if available, the reports of accountants thereon.

                           (5) A complete list of all Operating Agreements in effect as of the date of this Agreement and complete copies of all such Operating Agreements.

                           (6) The operating and capital expenditure budget for the Property for the current calendar year and, to the extent in Partnership's possession or reasonably available to Partnership, for the previous three (3) calendar years.

                           (7)    A complete list of all Tangible Personal
         Property.

                           (8) A complete list of all Leased Property (if any) and complete copies of all lease agreements related thereto.

                           (9) To the extent in Partnership's possession or reasonably available to Partnership, any information in Partnership's possession or reasonably available to Partnership regarding current renditions or assessments on the Property or notices relative to change in valuation for ad valorem taxes.

                           (10) A complete list of all Warranties and Guaranties in effect as of the date of this Agreement and complete copies of all such Warranties and Guaranties.

                           (11) Copies of all soil tests, structural engineering tests, inspection reports, asbestos surveys, masonry tests, percolation tests, water, oil, gas, mineral, radon, formaldehyde, PCB or other environmental tests, audits or reports, market studies and site plans related to the Property in Partnership's possession or reasonably available to Partnership, together with copies of any and all correspondence, reports and other written documentation regarding the environmental aspects of the property or any toxic substances or equipment affecting or related to the Property.

                           (12) To the extent in Partnership's possession or reasonably available to Partnership, copies of complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property.

                           (13) To the extent in Partnership's possession or reasonably available to Partnership, copies of as-built plans and specifications for the Property.

                           (14) Parking, structural, mechanical or other engineering reports or studies related to the Property, if any, in Partnership's possession or reasonably available to Partnership.

                           (15) To the extent in the possession of Partnership or any affiliate of Partnership or Partnership's property manager, copies of credit reports and financial information on all tenants in possession of any of the Property and of any guarantors of such tenants' obligations.

                           (16) Copies of Contributor's and Partnership's Organizational Documents.

                           (17) Copies of all documents evidencing or securing the Existing Secured Indebtedness and copies of all correspondence from the holder of the Existing Notes since the date of closing of the Existing Secured Indebtedness.

After the Study Period and thereafter until the Closing, Partnerships shall make available to Prentiss, its agents, auditors, engineers, attorneys and other designees, for inspection and/or copying, copies of any additional architectural and engineering studies, surveys, title insurance policies, zoning and site plan materials, material correspondence, environmental audits and reviews, and other material information relating to the Property which are may come into any of the Partnership's possession or control.

                  (c) Prentiss shall indemnify and defend Partnerships and Contributors against any loss, damage or claim for personal injury or property damage arising from the entry upon the Property pursuant to this Section 2.4 by
                                                                 -----------
Prentiss or any agents, contractors or employees of Prentiss. Prentiss, at its own expense, shall restore any damage to the Property caused by any of the tests or studies made by Prentiss. This provision shall survive any termination of this Agreement and a closing of the transaction contemplated hereby.

                  (d) Prentiss shall obtain, at Prentiss' sole cost and expense, a Survey of the Land and the Improvements, prepared by a Surveyor licensed to practice in the Commonwealth of Pennsylvania, bearing a date not earlier than thirty (30) days from the date of its delivery, containing the certificate attached hereto as Exhibit B, and conforming to the requirements set
                               ---------
forth in such certificate. Prentiss shall cause the Title Company to furnish to Partnership, at Prentiss' sole cost and expense, (i) a title insurance commitment bearing an effective date subsequent to the date of this Agreement issued by the Title Company covering the Real Property, binding the Title Company to issue its 1992 Form ALTA Owner's Policy of Title Insurance (without a creditors' rights exception), in form approved for use in the state where the Property is located in favor of Partnership, showing title to the Real Estate to be held currently by Partnership in a good, marketable and insurable condition subject to the Permitted Title Exceptions, together with legible copies of all documents identified in such title insurance commitment as exceptions to title certified as true and complete by the Title Company (collectively, the "Title
                                                                        -----
Commitment"), and (ii) reports of searches of the Uniform Commercial Code
----------
Records (collectively, the "UCC Reports") of (x) both the county and State in
                            -----------
which the Property is located with respect to the state of title to the Property and (y) in the name of each Contributor and Donald H. Albrecht in the State in which each resides or has its principal place of business. Within ten (10) business days after Prentiss' receipt of the Title Commitment and Survey, Prentiss shall notify Contributor and Partnership of any matters shown on the Survey or identified in the Title Commitment or the UCC Reports, and which are not included within the Permitted Title Exceptions, that Prentiss is unwilling to accept (collectively, "Prentiss' Objections"). If any of Prentiss' Objections
                          --------------------
consist of delinquent taxes, mortgages, deeds of trust, security agreements, construction or mechanics' liens, tax liens or other liens or charges in a fixed sum or capable of computation as a fixed sum, then, to that extent, notwithstanding anything herein to the contrary, Contributor shall be obligated to pay and discharge (or bond against in a manner sufficient to cause the Title Company to insure over such Prentiss' Objections) any such

Prentiss' Objections (other than the documents securing the Existing Secured Indebtedness), and Escrow Agent is authorized to pay and discharge at Closing such Prentiss' Objections to the extent not paid and discharged or bonded against at Closing. For such purposes, Partnership may use all or a portion of the cash portion of the Contribution Value to close. Neither Contributor nor Partnership shall be obligated to incur any expenses to cure any non-monetary Prentiss' Objections unless Contributor or Partnership agrees to cure such non-monetary Prentiss' Objections as hereinafter provided. Partnership or Contributor shall notify Prentiss within ten (10) days after receipt of notice of Prentiss' Objections whether Partnership agrees to cure such non-monetary Prentiss' Objections. If Partnership or Contributor notifies Prentiss in writing within such ten (10) day period that either agrees to cure such non-monetary Prentiss' Objections, Partnership or Contributor shall correct such non-monetary Prentiss' Objections on or before the Closing Date to the reasonable satisfaction of Prentiss. If Partnership or Contributor does not notify Prentiss within such ten (10) day period of its agreement to cure such non-monetary Prentiss' Objections, Partnership and Contributor shall be deemed to have elected not to cure such non-monetary Prentiss' Objections, and Prentiss shall elect (1) to waive such non-monetary Prentiss' Objections without any abatement in the Contribution Value or (2) to terminate this Agreement, in which case the Deposit shall be promptly returned to Prentiss and the parties hereto shall be released from all further obligations hereunder except those which expressly survive a termination of this Agreement. Partnership shall not, after the date of this Agreement, subject the Real Property to or permit or suffer to exist any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without Prentiss' prior written consent. The Existing Secured Indebtedness and all title matters revealed by the Title Commitment, UCC Reports and Survey and not objected to by Prentiss as provided above (other than those rendering title defeasible and delinquent taxes, mortgages, deeds of trust, security agreements and other liens and charges that are to be paid at Closing as provided above) shall be deemed Permitted Title Exceptions. Notwithstanding the foregoing, Prentiss shall not be required to take title to the Real Property subject to any matters which may arise subsequent to the effective date of the Title Commitment, UCC Reports and Survey. If a title exception is disclosed by the Title Company which was not shown in the Title Commitment or Survey and was not the result of Partnership's acts or omissions, then, unless Partnership notifies Prentiss in writing by the earlier of the Closing Date or the date which is ten (10) days following the date the Title Company has notified Prentiss and Partnership of such title exception that Partnership agrees to take such action as may be necessary to release such title exception on or before the Closing Date, Prentiss may (i) terminate this Agreement by written notice to Partnership, in which event the Deposit shall be promptly returned to Prentiss and the parties hereto shall be released from all further obligations hereunder except those which expressly survive a termination of this Agreement, or (ii) waive its objections to such title exception without any abatement in the Contribution Value.

                                 ARTICLE III.
                                 -----------
        PARTNERSHIPS' AND CONTRIBUTORS' REPRESENTATIONS AND WARRANTIES
        --------------------------------------------------------------

         To induce Prentiss to enter into this Agreement and to accept the Property, and to pay the Contribution Value therefor, each Partnership (and the Contributors owning partnership interests in each such Partnership with respect to the representations and warranties of a Partnership) hereby make the following representations and warranties with respect to the Property, upon each of which Partnerships and Contributors acknowledges and agrees that Prentiss is entitled to rely and has relied:

         3.1 Organization and Power. Partnership, Terramics/Woodland Limited
             ----------------------
Partnership and Terramics Equity Limited Partnership are limited partnerships duly formed and are validly existing and in good standing under the laws of the State of New Jersey and are qualified to transact business in the State of New Jersey. Terramics Property Associates ("TPA"), TPC Investors I Limited
                                        ---
Partnership and Terramics/JK Limited Partnership are limited partnerships duly formed and are validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and TPA is qualified to transact business in the State of New Jersey. Partnership and Contributor have all requisite powers and all material governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform their respective obligations hereunder and under any document or instrument required to be executed and delivered on behalf of Partnership and/or Contributor hereunder. Either (i) each Partnership has previously made an election ("754
                                                                         ---
Election") under Section 754 of the Internal Revenue Code of 1986, and all such
--------
elections are valid and currently in force, or (ii) to the extent that a Partnership does not have a 754 Election in effect at this time, such Partnership shall, if requested by Prentiss, file such election on its 1997 Federal income tax return for the period beginning January 1, 1997 and ending on or after the Closing Date.

         3.2 Authorization, Execution and Disclosure. Subject to approval of
             ---------------------------------------
OTR, this Agreement has been duly authorized by all necessary action on the part of Partnership and Contributor, has been duly executed and delivered by Partnership and Contributor, constitutes the valid and binding agreement of Partnership and Contributor, and is enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. Other than OTR, there is no other person or entity who has an ownership interest in the Property or whose consent is required in connection with Partnership's or Contributor's performance of its obligations hereunder which has not been obtained. The persons executing this Agreement on behalf of Partnership and Contributor have the authority to do so. Neither Contributor nor Partnership has nor will intentionally conceal any information regarding the Property which would render any of Partnership's or Contributor's warranties or representations in this Agreement materially misleading.

         3.3 Non-contravention. The execution and delivery of, and the
             -----------------
performance by Partnership and Contributor of its obligations under, this Agreement do not and will not (a) contravene, or constitute a default under, any provision of (i) Partnership's or Contributor's Organizational Documents, (ii) applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding upon Partnership or Contributor or to which the Property is subject, the result of which could have a material adverse effect on the value of the Property or Contributor's ability to transfer its interests in the Partnerships or Property to Prentiss and/or Partnership's or Contributor's ability to perform its obligations under this Agreement, or (iii) result in the creation of any lien or other encumbrance on any asset of Partnership or Contributor. There are no outstanding agreements (written or oral) pursuant to which Partnership or Contributor (or any predecessor to or representative of Partnership or Contributor) has agreed to sell or has granted an option or right of first refusal to purchase the Property or any part thereof.

         3.4 No Special Taxes. Except as set forth on Schedule 3.4 attached
             ----------------
hereto, neither Partnership nor Contributors have knowledge of, nor have they received any notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

         3.5 Compliance with Existing Laws. To Partnership's knowledge,
             -----------------------------
Partnership possesses all Authorizations, each of which is valid and in full force and effect, and no provision, condition or limitation of any of the Authorizations has been breached or violated. Partnership has no knowledge, nor has it received notice within the past three years, of any existing or threatened violation of any provision of any Applicable Laws including, but not limited to, those of environmental agencies or insurance boards of underwriters with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations to the Property other than those that have been made prior to the date hereof, except as set forth on Schedule 3.5 hereto.
                ------------

         3.6 Personal Property. All of the Personal Property is owned by
             -----------------
Partnership free and clear of all liens and encumbrances except for the Existing Secured Indebtedness and those which will be discharged by Partnership at Closing, and Partnership has good and merchantable title thereto.

         3.7 Operating Agreements. There are no management, service, supply,
             --------------------
maintenance, employment or other contracts in effect with respect to the Property of any nature whatsoever, written or oral, other than the Operating Agreements listed on Schedule 4 hereof. To Partnership's knowledge, Partnership
                     ----------
has performed all of its obligations under each of the Operating Agreements in all material respects and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default under any of the Operating Agreements. To Partnership's knowledge, all other parties to the Operating Agreements have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect. Partnership has received no notice of any intention by any of the parties to any of the Operating Agreements to cancel the same, nor has Partnership canceled any of same.

         3.8 Condemnation Proceedings; Roadways. Partnership has received no
             ----------------------------------
notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. Partnership has no knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street, creek or road adjacent to or serving the Real Property.

         3.9 Actions or Proceedings. There is no action, suit or proceeding
             ----------------------
pending or known to Partnership to be threatened against or affecting Partnership or Contributor in any court, before any arbitrator or before or by any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which Partnership or Contributor is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Partnership, Contributor or the Property, (c) could materially and adversely affect the ability of Partnership or Contributor to perform its obligations hereunder, or under any document to be delivered pursuant hereto, (d) could create a lien on the Property, any part thereof or any interest therein, (e) concerns any past or present employee of Partnership or its managing agent or (f) could otherwise materially and adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

         3.10 Labor and Employment Matters. Partnership is not a party to any
              ----------------------------
oral or written employment contracts or agreements with respect to the Property. Partnership's management company employs its employees on an at-will basis, without written contracts.

         3.11 Financial Information and Submission Matters. To Partnership's
              --------------------------------------------
knowledge, all of Partnership's financial information for the years 1994 through 1997, including, without limitation, all books and records and financial statements ("Financial Information") is correct and complete in all material
             ---------------------
respects and presents accurately the results of the operations of the Property and the condition of Partnership for the periods indicated. Since the date of the last financial statement included in Partnership's Financial Information, there have been no material adverse change in the financial condition or in the operations of the Partnership or the Property.

         3.12 Bankruptcy. No Act of Bankruptcy has occurred with respect to
              ----------
Partnership or Contributor.

         3.13 Hazardous Substances. To Partnership's knowledge, neither
              --------------------
Partnership nor any previous owner, tenant, occupant or user of the Property, nor any other person, has engaged in or permitted any operations or activities upon, or any use or occupancy of the Property or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about the Property in violation of any Applicable Laws. To Partnership's knowledge, no Hazardous Materials have migrated from or to the Property upon, about, or beneath other properties in violation of any Environmental Requirements. To Partnership's knowledge, neither the Property nor its existing or prior uses fail or failed to materially comply with Environmental Requirements. Partnership has no knowledge of any permits, licenses or other authorizations which are required under any Environmental Requirements with regard to the current uses of the Property which have not been obtained and complied with. To Partnership's knowledge, neither Partnership nor any prior owner, occupant or user of the Property has received any written notice concerning any alleged violation of Environmental Requirements in connection with the Property or any liability for Environmental Damages in connection with the Property for which Partnership (or Prentiss after Closing) may be liable. To Partnership's knowledge, no Hazardous Materials are constructed, deposited, stored or otherwise located on, under, in or about the Property in violation of any Environmental Requirements. To Partnership's knowledge, there exists no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, summons or investigation, pending or threatened, relating to any alleged violation of Environmental Requirements on the Property, or from the suspected presence of Hazardous Materials thereon, or relating to any Environmental Damages. Except as set forth on Schedule 3.13 attached hereto, to Partnership's knowledge, no
             -------------
underground or above ground chemical treatment or storage tanks, or gas or oil wells are located on the Property. The representations and warranties made by Partnership in this Section 3.13 shall be subject to and shall be deemed to
                    ------------
include the matters disclosed in the
environmental reports delivered by Partnership to Prentiss pursuant to Section
                                                                       -------
2.4(b)(11) hereof and the matters disclosed in any environmental reports or
----------
studies obtained by Prentiss pursuant to Section 2.4(a) hereof.
                                         --------------

         3.14 Parties in Possession. There are no parties in possession of the
              ---------------------
Property except for tenants under written leases, copies of which will be delivered to Prentiss pursuant to the terms hereof.

         3.15 Leases. There are no leases, concessions or occupancy agreements
              ------
in effect with respect to the Real Property other than the Leases listed on
Schedule 3; and Schedule 3 attached hereto is a complete and correct list of all
----------      ----------
Leases in effect on the date of this Agreement. To Partnership's knowledge, no party is in default under any Lease except as set forth on Schedule 3. To
                                                           ----------
Partnership's knowledge, Partnership has performed all obligations heretofore required of it under all of the Leases and there remain no unfulfilled obligations of Partnership under the Leases as of the date hereof, the nonperformance of which could entitle a tenant to damages under such Lease or could cause Partnership to be in default under such Lease. No tenant has given notice to Partnership of its intention to institute litigation with respect to any Lease. None of the Leases and none of the rents or other amounts payable thereunder have been assigned, pledged or encumbered except for any assignments, pledges or encumbrances which will be fully released on or before the Closing Date, except to the holders of the Existing Secured Indebtedness.

         3.16 Leased Property. To Partnership's knowledge, all leases of the
              ---------------
Leased Property, if any, are in good standing and free from default, except to the extent set forth in the Rent Roll.

         3.17 No Unpaid Charges. There are no unpaid charges, debts,
              -----------------
liabilities, claims or obligations arising from the construction, occupancy, ownership, use or operation of the Property which could give rise to any mechanic's or materialmen's or other statutory lien against the Property, or any part thereof, or for which Prentiss will be responsible.

         3.18 Condition of Improvements. To Partnership's knowledge, Partnership
              -------------------------
has not received (i) any outstanding uncured notice from any third party (other than a tenant) alleging that any of the Improvements are defective in design or construction are not in substantially good condition and repair, have roof leaks, or that any mechanical systems are not in reasonable working order and repair, or that Partnership has failed to operate the Property in a commercially reasonable manner consistent with a modern office building, nor (ii) from any tenant of the Property, any outstanding uncured notice of any such defects which constitute a material default on the part of the Partnership under any of the Leases, except in either case for those matters set forth on Schedule 2 hereto;
                                                             ----------
provided, however, the foregoing representations and warranties shall not include any representation or warranty as to the aesthetic or other subjective quality of the design of the Property or any system, element or component thereof.

         3.19 Access. Partnership has no knowledge of any pending or threatened
              ------
governmental proceeding or any other fact or condition which would limit or result in the termination of the Property's existing access to and from public streets or roads.

         3.20 No Commitments. No commitments have been made to any Governmental
              --------------
Authority, utility company, school board, church or other religious body, or any homeowners' association or any other organization, group or individual, relating to the Property which would impose an obligation upon Prentiss to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property. Without limiting the generality of the foregoing, Partnership is not a party to any paving agreements or undertakings, payback agreements, revenue bonds or utility debt service agreements.

         3.21 "Foreign Person". Neither Contributor nor Partnership is a
              ----------------
"foreign person" within the meaning of Section 1445 of the Internal Revenue
 --------------
Code, as amended (i.e., neither Contributor nor Partnership is a foreign corporation, foreign partnership, foreign trust, foreign estate nor foreign person as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder).

         3.22 Leasing Commissions. No brokerage or leasing commissions or other
              -------------------
compensations are due or payable to any person, firm, corporation or other entity with respect to or on account of any of the Leases or any extension or renewals thereof, except as set forth on the Rent Roll to be delivered to Prentiss pursuant to Section 2.4 hereof.
                     -----------

         3.23 Other Agreements. There are no options, contracts or other
              ----------------
obligations outstanding for the sale, exchange or transfer of any of the Property or any interest therein which would be superior to the rights of Prentiss under this Agreement or which would survive Closing, except for the various rights of tenants to lease space by reason of rights of renewal, first refusal, first offer, expansion and the like as set forth in the Leases.

         3.24 Partners. The list of partners in Partnership delivered by
              --------
Partnership to the Operating Partnership pursuant to Section 6.7 hereof is true,
                                                     -----------
correct and complete as of the date of this Agreement. Each Contributor is the record and beneficial owner of, and has good title to, its respective partnership interest in Partnership, free and clear of all liens, security interests, assignments, options and adverse claims to title of any kind or character, and such partnership interest is not the subject of any agreement providing for the sale and transfer thereof. All tax returns for federal, state and local income, excise, sales and use, personal property and franchise taxes required by law to be filed by the Partnerships prior to the date of this Agreement have been filed (or extensions to file have been obtained), and all taxes, if any, shown on such returns, together with any interest or penalties thereon, have been paid. All such tax returns required by law to be filed by the Partnerships prior to the Closing will be paid (or extensions to file will be obtained), and all taxes, if any, shown on such returns, together with any interests or penalties thereon, will be paid. None of the Partnerships have engaged in any business other than owning, leasing and operating the Property. None of the Partnerships own, directly or indirectly, any capital stock or interest in any partnership, corporation or other entity or business enterprise other than the Property. Other than the partnership interests in favor of Contributor and OTR, there are no partnership interests or other ownership interests in the Partnerships, and there are no obligations of any of the Partnerships to issue any interests in any of the Partnerships other than the partnership interests in Contributor and OTR.

         3.25 Existing Secured Indebtedness. The only debt secured by liens on
              -----------------------------
the Property, or any portion thereof, which will not be released and discharged as of the Closing is the Existing Secured Indebtedness. The descriptions of the Existing Secured Indebtedness, the Existing Note and Existing Liens on Exhibit D hereto are true and correct. Partnership is not in default under the Existing Note or the Existing Liens, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default thereunder.

         3.26 LIMITATIONS ON REPRESENTATIONS AND WARRANTIES. PRENTISS HEREBY
              ---------------------------------------------
AGREES AND ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS ARTICLE 3, OR AS OTHERWISE EXPRESSLY STATED HEREIN OR IN ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, NEITHER PARTNERSHIP NOR CONTRIBUTOR, NOR ANY AGENT, ATTORNEY, EMPLOYEE OR REPRESENTATIVE OF PARTNERSHIP OR CONTRIBUTOR, HAS MADE ANY REPRESENTATION WHATSOEVER REGARDING THE SUBJECT MATTER OF THIS TRANSACTION, OR ANY PART THEREOF, INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL NATURE OR CONDITION OF THE PROPERTY OR THE CAPABILITIES THEREOF, AND THAT PRENTISS, IN EXECUTING, DELIVERING AND/OR PERFORMING THIS AGREEMENT, DOES NOT RELY UPON ANY STATEMENT AND/OR INFORMATION TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, BY ANY INDIVIDUAL, FIRM OR CORPORATION EXCEPT THOSE EXPRESSLY CONTAINED HEREIN OR DELIVERED PURSUANT THERETO OR IN ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH. EXCEPT AS OTHERWISE PROVIDED HEREIN, PRENTISS AGREES TO ACCEPT THE PROPERTY AND INTERESTS THEREIN "AS IS," AS OF THE DATE HEREOF, REASONABLE WEAR AND TEAR EXCEPTED. IN ADDITION, EXCEPT AS SET FORTH HEREIN, PARTNERSHIP AND CONTRIBUTOR MAKE NO REPRESENTATIONS OR WARRANTIES REGARDING THE COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

Each of the representations and warranties contained in this Article III and its
                                                             -----------
various subparagraphs are intended for the benefit of Prentiss and may be waived in whole or in part. All rights and remedies arising in connection with the untruth or inaccuracy of any such representations and warranties shall survive the Closing of the transaction contemplated hereby as provided in Section 10.12
                                                                  -------------
hereof, except to the extent that Partnership or Contributor gives Prentiss written notice prior to Closing of the untruth or inaccuracy of any representation or warranty or Prentiss otherwise obtains actual knowledge prior to Closing of the untruth or inaccuracy of any representation or warranty, and Prentiss nevertheless elects to close this transaction. Prentiss shall be deemed to have actual knowledge of the untruth or inaccuracy of any representation or warranty only if (i) Prentiss receives written notice from Partnership or Contributor satisfying the foregoing requirements, or (ii) Thomas F. August, Michael V. Prentiss and/or William J. Reister has actual knowledge of any such untruth or inaccuracy, or (iii) the matter in question is disclosed in a tenant estoppel certificate, Survey, Title Commitment, written environmental report or study, or any other third party written report or study delivered to or obtained by Prentiss prior to Closing. Except to the extent otherwise expressly provided in the immediately preceding sentence, no investigation, audit, inspection, review or the like conducted by or on behalf of Prentiss shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that Prentiss has the right to rely thereon and that each such representation and warranty constitutes a material inducement to Prentiss to execute this Agreement and to close the transaction contemplated hereby and to pay the Contribution Value to Partnership.

If any of Partnership's or Contributor's representations and warranties made hereunder are found or known by Prentiss to be incorrect prior to Closing to the extent they affect the Property or its operation in any material respect, Prentiss shall inform Partnership and Contributor in writing and Prentiss' sole remedy, except as otherwise expressly provided in clause (a)(ii) of the first sentence of Section 9.2 hereof, shall be termination of this Agreement on
            -----------
account thereof and refund of the Deposit. If Prentiss elects not to so terminate this Agreement, any remedy of Prentiss for breach of warranties and representations made prior to the Closing shall be deemed to be irrevocably waived. Notwithstanding anything to the contrary contained in this Article, if Partnership or Contributor breaches any representation or warranty and if prior to Closing Prentiss notifies Partnership or Contributor that it elects to terminate this Agreement on account of such breach, Partnership or Contributor may by written notice to Prentiss given or before the Closing Date agree to cure the breach (which breach must be cured on or before the Closing Date unless a cash reserve is established for such purpose in an amount equal to 125% of the amount reasonably estimated by Prentiss for cure), and Prentiss shall thereupon be obligated to close the transaction and accept such cure as Prentiss' sole remedy for such breach; provided that Prentiss shall not be required to accept a cash reserve if the problem or breach in question precludes a lender of Prentiss from closing a loan for any financing incidental to this transaction.

The term "to Partnership's knowledge" or "to Contributor's knowledge" or similar
          --------------------------      ---------------------------
phrase shall mean the knowledge of Henry C. Gulbrandsen, Jr., Peter O. Hausmann and/or Timothy J. Weber following an inquiry of the personnel involved in the operation, ownership, maintenance and management of the Property and of its current manager for the Property, and such inquiry shall include the direction by Partnership to its personnel and manager to perform a review of all relevant files in their possession relating to the operation, ownership, maintenance and management of the Property. Partnership and Contributor covenant that if prior to Closing either shall obtain actual knowledge that any of the facts represented and warranted by Partnership or Contributor under this Agreement are or become untrue or inaccurate in any material respect, they will promptly inform Prentiss in writing of the discovery.

                                   ARTICLE IV.
                                   -----------

                    PRENTISS' REPRESENTATIONS AND WARRANTIES
                    ----------------------------------------

         To induce Contributors to enter into this Agreement and to transfer their interests in the Partnerships and Property, Prentiss (and Company and OP General Partner, by their joinder herein, solely as to the representations and warranties relating to Company, OP General Partner and their respective operations) hereby make the following representations and warranties, upon each of which Prentiss (and the Company and OP General Partner, by their joinder herein) acknowledge and agree that Partnership and Contributor are entitled to rely and have relied:

         4.1 Organization and Power. Prentiss and OP General Partner are duly
             ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and have all corporate and/or partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on their business as now conducted and to enter into and perform their obligations as contemplated by this Agreement and any document or instrument required to be executed and delivered as contemplated by this Agreement. The Partnership Agreement of Prentiss which has been delivered to Partnership is a true and correct copy thereof, including all exhibits and addenda thereto, and the same is in full force and effect in accordance with its terms and has not been modified, supplemented or amended.

         4.2 Non-contravention. The execution and delivery of this Agreement and
             -----------------
the performance by Prentiss of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon Prentiss or OP General Partner or result in the creation of any lien or other encumbrance on any asset of Prentiss or OP General Partner.

         4.3 Litigation. There is no action, suit or proceeding, pending or
             ----------
known to be threatened, against or affecting Prentiss, OP General Partner or the Company in any court or before any arbitrator or before any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which Prentiss, OP General Partner or the Company is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Prentiss, OP General Partner or the Company, or (c) could materially and adversely affect the ability of Prentiss to perform its obligations hereunder, or under any document to be delivered pursuant hereto.

         4.4 Bankruptcy. No Act of Bankruptcy has occurred with respect to
             ----------
Prentiss, OP General Partner or the Company.

         4.5 Issuance of Units. On the Closing Date, or such earlier date as
             -----------------
required by this Agreement, the Partnership Agreement shall be amended to provide for the issuance of the Units to Partnership and/or any Unit Recipient which will receive Units. The Units to be issued in connection with the transactions herein contemplated have been, or prior to the Closing Date will have been, duly authorized for issuance by the Operating Partnership and by OP General Partner on behalf of the Operating Partnership to Partnership and/or such Unit Recipients which will receive Units, and on the Closing Date will be validly issued. The rights and obligations of Unit holders will be set forth in the Partnership Agreement, this Agreement and the Registration Rights Agreement.

         4.6. Securities Filings. Each of the Company and the Operating
              ------------------
Partnership has filed all required documents with the SEC since January 1, 1997 including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 1996 of the Company and the Operating Partnership (collectively, the "SEC Documents"). To the knowledge of the Company and Operating Partnership (defined and limited for purposes of this Section 4.6 and Section 4.7 as
                                          ---------------------------
information contained in any actual notice received by Company or the Operating Partnership or information within the actual knowledge of Michael V. Prentiss, Thomas F. August and/or William J. Reister), (i) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or Exchange Act, as the case may be, and, at the respective times they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the consolidated financial statements (including any notes thereto) of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by From 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein), and (iii) except as disclosed in the SEC Documents or as required by generally accepted accounting principles, the Company has not, since June 30, 1997, made any material change in the accounting practices or policies applied in the preparation of financial statements.

         4.7 Absence of Certain Changes or Events. To the knowledge of Operating
             ------------------------------------
Partnership and Company, except as disclosed in SEC Documents filed with the SEC prior to the date of this Agreement, since January 1, 1997, (a) neither the Company nor the Operating Partnership has sustained any loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had a material adverse effect on the Company or the Operating Partnership, and (b) there has been no event causing a material adverse effect on the Company or the Operating Partnership, excluding any changes and effects resulting from changes in economic, regulatory or political conditions or changes in conditions generally applicable to the industry in which the Company or the Operating Partnership is involved.

                                   ARTICLE V.
                                   ----------
                              CONDITIONS PRECEDENT
                              --------------------

         5.1  As to Prentiss' Obligations. Prentiss' obligations hereunder are
              ---------------------------
subject to the satisfaction of the following conditions precedent:

              (a) Partnership's Deliveries. Each Partnership and Contributor
                  ------------------------
shall have delivered to or for the benefit of Prentiss, on or before the Closing Date, all of the documents and other information required of them pursuant to Sections 7.2 and 7.4 hereof.
--------------------

              (b) Representations, Warranties and Covenants; Obligations of
                  ---------------------------------------------------------
Partnership; Certificate. Each Partnership's and Contributor's representations
------------------------
and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if then made; each Partnership and Contributor shall have performed in all material respects all of its covenants and other obligations under this Agreement; and each Partnership and Contributor shall have executed and delivered to Prentiss at Closing a certificate, to the best of their knowledge and belief, to the foregoing effect. Notwithstanding the foregoing, if there shall be any changes in facts, circumstances or events occurring after the date hereof and before the Closing Date which would render any Partnership or Contributor representations or warranties untrue in any material respect and of which Prentiss is notified or has knowledge, (i) to the extent the status of the matter in question nonetheless conforms to an express performance threshold set forth in this Agreement (for example, tenant defaults which would not violate the condition of subsection (h) below), then there shall be no effect caused thereby to the rights and obligations of the parties, (ii) to the extent the status of the matter in question is governed by an express provision elsewhere set forth in this Agreement (for example, casualty damage), then such other express provision shall govern, and (iii) for any other change which is not attributable to the fault of Contributor or Partnership and which can be cured by the expenditure of a reasonably ascertainable sum of money in an amount less than $1,000,000, Partnership or Contributor shall have the option, in order to cause Prentiss to consummate the Closing, to establish a monetary reserve as security for a cure equal to 125% of the amount reasonably estimated by Prentiss to be necessary for such cure; provided that Prentiss shall not be required to accept a monetary reserve if the matter in question precludes a lender of Prentiss from closing a loan for any financing incidental to this transaction.

              (c) Title Insurance. Good and marketable title to the Real
                  ---------------
Property shall be insurable as such by the Title Company, subject only to Permitted Title Exceptions as determined in accordance with Section 2.4 hereof
                                                            -----------
and including, without limitation, all applicable deletions of standard exceptions and endorsements permitted under applicable state law which are customarily required by institutional investors purchasing property comparable to the Property.

              (d) Condition of Improvements. The Improvements and the
                  -------------------------
Tangible Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in substantially the same condition at Closing as they are as of the date hereof, reasonable wear and tear excepted. Partnership shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property without Prentiss' prior written consent unless the same is replaced, prior to Closing, with a similar item of at least equal suitability, quality and value, free and clear of any lien or security interest.

              (e) Utilities. All of the Utilities shall be installed in and
                  ---------
operating at the Property, and service shall be available for the removal of garbage and other waste from the Property.

              (f) Due Diligence Materials. All rent rolls, lists, schedules
                  -----------------------
and other documents prepared by Contributor or Partnership and furnished to Prentiss pursuant to the requirements of this Agreement shall be true and correct in all material respects when so furnished, except for inaccuracies as to which Prentiss was given written notice by Partnership or Contributor or otherwise had actual knowledge prior to the end of the Study Period.

              (g) Unit Recipient Certifications. Each Unit Recipient (including
                  -----------------------------
within such definition for purposes of this subsection (g) a Partnership, if and to the extent it is to receive any Units), shall deliver to Prentiss a written statement wherein it shall represent, warrant and covenant as follows:

                                    (1) Unit Recipient is an "accredited
                                                              ----------
                  investor" within the meaning of Rule 501(a) promulgated under
                  --------
                  the Securities Act of 1933, as amended (the "Securities Act").
                                                               --------------
                  Unit Recipient understands the risks of, and other considerations relating to, the acquisition of the Units. Unit Recipient, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type, that it is capable of evaluating the merits and risks of an investment in the Operating Partnership and of making an informed investment decision, (ii) is capable of protecting its own interests or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment.

                                    (2) The Units to be issued to each Unit
                  Recipient will be acquired by each Unit Recipient for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein until the Units are redeemed for Common Stock of the Company following the lock-up period specified in the Registration Rights Agreement and this Agreement in accordance with the Partnership Agreement and the Registration Rights Agreement. Unit Recipient shall confirm that all documents, records, and books pertaining to investment in the Operating Partnership and requested Unit Recipient have been made available or delivered to Unit Recipient. Unit Recipient has had an opportunity to ask questions of and receive answers from the Operating Partnership, or from a person or persons acting on the Operating Partnership's behalf, concerning the terms and conditions of the transaction contemplated by this Agreement and its acquisition of Units. Unit Recipient has relied upon, and is making its investment decisions, solely upon such information as has been provided to Unit Recipient by the Operating Partnership. Unit Recipient was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

                                    (3) Unit Recipient acknowledges that (i) the
                  Units to be issued to Unit Recipient have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Unit Recipient referred to herein, and in the Prospective Subscriber Questionnaires delivered to Prentiss pursuant to Section 6.7 hereto, (iii)
                                                    -----------
                  such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) the Operating Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Unit Recipient hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder which are set forth in this Agreement and in the Partnership Agreement, Unit Recipient may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units acquired hereby for an indefinite period of time, and that, under the terms of the Partnership Agreement of the Operating Partnership, as it will be in effect on the Closing Date, Units will not be redeemable at the request of the holder thereof for Common Stock of the Company prior to the first (1st) anniversary of their issuance.

                                    (4) The address of Unit Recipient's
                  residence or principal place of business, as applicable, shall be set forth, together with a statement as to whether such Unit Recipient has any present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which it present principal place of business or residence, as applicable, is sited.

                  (h) No Additional Proceedings; Tenant Defaults. Except for
                      ------------------------------------------
matters as to which Prentiss was given written notice by Partnership or otherwise had actual knowledge prior to the end of the Study Period, on the Closing Date, there shall be no (a) litigation pending or threatened, seeking
(i) to enjoin the consummation of the transaction hereunder, (ii) to recover title to the Property, or any part thereof or any interest therein, (iii) to increase materially ad valorem taxes theretofore assessed against any of the Property, (iv) to materially restrict the operation of the Property by reason of the violation of any law, rule, regulation, restrictive covenant or zoning ordinance that may be applicable to the Property, or (v) damages or other relief by any tenant(s) on account of a default by one or more Partnerships under any Leases which constitutes a Material Tenant Occurrence (as hereinafter defined), or (b) monetary or other material default by any tenant(s) which constitute a Material Tenant Occurrence. As used herein, "Material Tenant Occurrence" means one or more events or occurrences involving one or more tenant(s) of the Property (taken for this purpose as all of the Property encompassed by this Agreement) who lease, in the aggregate, at least 7,500 rentable square feet of area and who, by reason of the event(s) or occurrence(s) in question, are deemed by Prentiss (in its reasonable business judgment) to be unlikely to continue their tenancy or to substantially perform their lease obligations.

                  (i) Estoppel Letters. The estoppel letters to be delivered at
                      ----------------
Closing pursuant to Section 7.2(g) hereof shall have been obtained and delivered
                    --------------
and shall reflect no facts at material variance with the facts disclosed on the Rent Roll and records provided to Prentiss during the Study Period. For these purposes, any changes in facts or circumstances occurring after delivery of the Rent Roll which do not constitute a Material Tenant Occurrence, and which do not result from a default on the part of Partnership(s), shall not be deemed material.

                  (j) Offering of Units. There shall have been no change in any
                      -----------------
securities or related law or interpretation, nor any change in Partnership's or any Unit Recipient's status as "accredited investors" under the Securities Act, that would render consummation of the transfer of the partnership interests for Units as contemplated by this Agreement a violation of any such laws or interpretations thereof.

              (k) OTR Agreement. OTR shall have performed all of its obligations
                  -------------
under the OTR Agreement.

              (l) Lender Estoppel Letters. The lender estoppel letters to be
                      -----------------------
delivered at Closing shall have been obtained and delivered and shall reflect no facts at material variance with the facts represented and warranted to Prentiss hereunder.

              (m) Simultaneous Closings. There shall occur, simultaneously
                  ---------------------
with Closing hereunder, (1) closing under (i) the OTR Agreement, (ii) the Contribution Agreement among Prentiss, certain affiliates of Partnerships and the partners of such affiliates with respect to assets in Pennsylvania, and
(iii) the Agreement to Assign Property Agreements and Other Assets among Prentiss, Terramics Management Company, Terramics Property Associates and Terramics Property Company, and (2) the execution and delivery of the Right of First Opportunities Agreements between Prentiss and certain affiliates of Partnerships covering other assets owned by such affiliates, and (3) the execution and delivery of any other agreements and the satisfaction of any other conditions precedent which may be required by Prentiss as a condition to proceeding to Closing and which are identified prior to the end of the Study Period and agreed to by Contributors.

Each of the conditions contained in this Section 5.1 are intended for the
                                         -----------
benefit of Prentiss and may be waived in whole or in part, by Prentiss, but only by an instrument in writing signed by Prentiss.

         5.2  As to Contributors' Obligations. Contributors' obligations
              -------------------------------
hereunder are subject to the satisfaction of the following conditions precedent:

              (a) Prentiss' Deliveries. Prentiss shall have delivered to or
                  --------------------
for the benefit of Contributors, on or before the Closing Date, all of the documents and payments required of Prentiss pursuant to Sections 7.3 and 7.4
                                                        --------------------
hereof.

              (b) Representations, Warranties and Covenants; Obligations of
                  ---------------------------------------------------------
Prentiss. All of Prentiss' representations and warranties made in this Agreement
--------
shall be true and correct in all material respects as of the date hereof and as of the date of Closing as if then made and Prentiss shall have performed in all material respects all of its covenants and other obligations under this Agreement.

              (c) Simultaneous Closing under OTR Agreement. There shall
                  ----------------------------------------
occur, simultaneously with Closing hereunder, closing under the OTR Agreement; provided, the foregoing shall not limit the remedy in favor of Prentiss set forth in Section 9.2(c) hereof.
         --------------

Each of the conditions contained in this Section are intended for the benefit of Contributors and may be waived in whole or in part, by Contributors, but only by an instrument in writing signed by Contributors.

                                   ARTICLE VI.
                                   -----------

                   COVENANTS OF PARTNERSHIPS AND CONTRIBUTORS
                   ------------------------------------------

         To induce Prentiss to enter into this Agreement and to pay the Contribution Value to Contributors, each Partnership (and each Contributor shall cause each Partnership to comply with the following, provided, such agreement by Contributor shall not alter any Contributor's status as a limited partner under applicable partnership law as to any third party) covenants and agrees to the following:

         6.1 Operating Agreements. Partnership shall not enter into any new
             --------------------
management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall Partnership enter into any agreements modifying the Operating Agreements in any material respect, unless (a) any such agreement or modification is terminable without substantial penalty on 30 days' notice or (b) Partnership has obtained Prentiss' prior written consent to such agreement or modification. Partnership agrees to cancel and terminate effective as of the Closing Date any Operating Agreements which are terminable without substantial penalty if Prentiss requests in writing prior to the expiration of the Study Period that such agreements be so terminated.

         6.2 Warranties and Guaranties. Partnership shall not release or modify
             -------------------------
any Warranties and Guaranties, if any, except with the prior written consent of Prentiss.

         6.3 Insurance. Partnership shall pay all premiums on, and shall not
             ---------
cancel or voluntarily allow to expire, any of Partnership's Insurance Policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.

         6.4 Independent Audit. The parties acknowledge that Partnership and its
             -----------------
management company have provided to Prentiss' representatives and independent accounting firm access to financial and other information relating to the Property in the possession of or otherwise available to Partnership, its affiliates or Partnership's management company which is sufficient to enable Prentiss' representatives and independent accounting firm to prepare, at Prentiss' expense, audited financial statements for 1994, 1995 and 1996 in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as Prentiss may deem necessary or advisable. Partnership shall also provide and/or shall cause its management company to provide to Prentiss' independent accounting firm, promptly following execution of this Agreement, a signed representation letter which would be sufficient to enable an independent public accountant to render an opinion on the financial statements related to the Property. Partnership shall authorize and shall cause its management company to authorize any attorneys who have represented Partnership or its management company in material litigation pertaining to or affecting the Property to respond, at Prentiss' expense, to inquiries from Prentiss' representatives and independent accounting firm. If and to the extent Partnership's financial statements pertaining to the Property for any periods during the years 1994, 1995 or 1996 have been audited, promptly after the execution of this Agreement Partnership shall provide Prentiss with copies of such audited financial statements and shall cooperate with Prentiss' representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Prentiss' expense, a reissuance of such audited financial statements.

         6.5  Operation of Property Prior to Closing. Partnership covenants and
              --------------------------------------
agrees with Prentiss that, between the date of this Agreement and the date of Closing (and each Contributor shall cause each Partnership to comply with the following, provided, such agreement shall not alter Contributor's status as a limited partner under applicable partnership law as to any third party):

              (a) Subject to the restrictions contained herein, Partnership shall operate the Property in substantially the same manner in which Partnership operated the Property prior to the execution of this Agreement, so as to keep the Property in good condition, reasonable wear and tear excepted.

              (b) Partnership shall maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years.

              (c) Partnership shall maintain in full force and effect all Insurance Policies.

              (d) Partnership shall punctually perform and discharge all obligations and undertakings of Partnership under the Leases and shall not permit a default by Partnership to occur thereunder.

              (e) Partnership shall use and operate the Property in compliance with Applicable Laws and the requirements of any mortgage, Lease, Operating Agreement and Insurance Policy affecting the Property.

              (f) Partnership shall cause to be paid prior to delinquency all ad valorem and other taxes due and payable with respect to the Property or its operation.

              (g) Without the express prior written consent of Prentiss
(which shall not be unreasonably withheld), Partnership shall not: (i) enter into new Leases of any kind or nature affecting the Property; or (ii) grant a renewal or extension of any existing Lease, or consent to any assignment, sublease or expansion of any existing lease or portion thereof which, by the terms of any such Lease, requires Partnership's prior consent as a condition to any such renewal, extension, assignment, sublease or expansion. Partnership shall not, without the express written consent of Prentiss (which shall not be unreasonably withheld), in any manner change, modify, extend, renew or terminate any Lease except as required by the terms thereof, or waive in any material respect any of the tenant's obligations under any Lease. Partnership shall not apply all or any part of the security or damage deposit of a tenant under any Lease to obligations of such tenant unless such tenant has vacated its portion of the Property as of the Closing Date. Notwithstanding the foregoing, Prentiss hereby approves the new Leases described in Schedule 6.5(g) hereto.

              (h) Partnership shall cause all debts and liabilities for labor, materials, services and equipment incurred in the construction, operation and development of the property, including leasehold improvements, to be promptly paid.

              (i) Neither Partnership nor Partnership's managing agent shall
(1) make any agreements which shall be binding upon Prentiss with respect to the Property or that otherwise cannot be terminated without penalty upon thirty (30) days notice, or (2) reduce or cause to be reduced any rents or any other revenues over which Partnership has operational control.

              (j) Partnership shall promptly deliver to Prentiss upon Prentiss' request such reports showing the revenue and expenses of the Property as Partnership customarily keeps or receives internally for its own use.

              (k) Except as required by the terms thereof or hereof, Partnership shall not in any manner change, modify, extend, renew or terminate any Operating Agreement which would be binding on Prentiss with respect to the Property without the express written consent of Prentiss (which shall not be unreasonably withheld).

              (l) Partnership shall promptly advise Prentiss of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Partnership obtains actual knowledge.

              (m) Partnership shall refrain from amending, altering or terminating the partnership agreement of Partnership without the prior written consent of Prentiss.

              (n) Partnership shall keep the Existing Note current, shall comply with the terms and provisions of the Existing Note and Existing Liens and shall immediately send Prentiss copies of all correspondence received from the holder of the Existing Note. Partnership shall not modify any provisions of the Existing Note or Existing Liens.

         6.6  No Marketing. Partnership shall not market the Property for sale
              ------------
or enter into discussions or negotiations with potential purchasers of the Property, nor shall Contributor market any interests in the Partnership for sale or enter into discussions or negotiations with potential purchasers of such interests, unless this Agreement has been terminated pursuant to its terms.

         6.7  Prospective Subscriber Questionnaires. During the Study Period,
              -------------------------------------
Contributors shall deliver to the Operating Partnership a definitive list of all Unit Recipients to receive Units at the Closing, to the extent different from those set forth on Schedule 2.2(a). Each Unit Recipient shall deliver to the
                   ---------------
Operating Partnership within the Study Period a completed and duly executed Prospective Subscriber Questionnaire in substantially the form attached hereto as Exhibit C, which Questionnaires shall confirm to the satisfaction of the
   ---------
Operating Partnership that each Unit Recipient is an "accredited" investor within the meaning of Rule 501(a) promulgated under the Securities Act. Each Unit Recipient shall also deliver to the Operating Partnership, upon the Operating Partnership's reasonable request, such other information, certificates and materials as the Operating Partnership may reasonably request in connection with offering the Units without registration under the Securities Act and the securities laws of applicable states and other jurisdictions.

         6.8  Delivery of Tax Information. In connection with the issuance of
              ---------------------------
Units to Contributor and any Unit Recipient, Partnership shall deliver to the Operating Partnership during the Study Period, at Partnership's sole cost and expense, prepared as of the date of this Agreement, depreciation and amortization schedules for the assets constituting the Property, as kept for tax purposes, showing original basis, accumulated depreciation or amortization, original useful life of such assets, remaining useful life of such assets and the date(s) when such assets were placed in service.

         6.9  Information Regarding the Restrictions on Beneficial Ownership of
              -----------------------------------------------------------------
Units. From the date of this Agreement until the Closing, and then so long as
-----
any Unit Recipient holds any Units, each such Unit Recipient shall notify the Operating Partnership in writing promptly upon any change in the identity or number of its partners or of its indirect partners as identified pursuant to this Agreement, and shall provide the information called for in Section 6.8
                                                                -----------
hereof with respect to any such change. In addition, so long as any Unit Recipient holds any Units, without the prior written consent of the Operating Partnership, each Unit Recipient shall not (i) admit additional partners, (ii) permit the transfer of interests in Partnership and/or each Unit Recipient to a look-through entity (as defined herein) or (iii) permit any transfer of interests in such Unit Recipients if, as a result of the admissions or transfers described in (i) through (iii) the number of direct or indirect beneficial owners in such Unit Recipients would increase. Each Unit Recipient shall use its best efforts to secure the compliance of any look-through entities that hold direct or indirect interests of Contributor and such Unit Recipients with the requirements of this Section as if such requirements applied directly to such entities. Each Unit Recipient acknowledges that the provisions of this Section are imposed to aid the Operating Partnership in avoiding taxation as a corporation for federal income tax purposes, agrees that monetary damages may be insufficient to remedy the potential harm caused by any breach of the provisions of this Section, and agree that injunctive relief, including specific performance or another equitable remedy would be an appropriate remedy.
The provisions of this Section shall survive the Closing.

         6.10  Partnership Agreement. At or prior to the Closing, each Unit
               ---------------------
Recipient shall deliver to the Operating Partnership a Limited Partner Signature Page in substantially the form attached hereto as Exhibit F executed by each
                                                  ---------
Unit Recipient.

         6.11  Use of Name "Terramics". Partnership covenants and agrees not to
               -----------------------
transfer the right to use the name "Terramics" or variations thereof to any party other than Prentiss.

         6.12  Partnership Interests. Contributor agrees that it shall not sell,
               ----------------------
transfer or assign, or create, grant or permit to exist a lien or security interest in, its partnership interest in the Partnership. Partnership shall prepare any tax returns or reports of the Partnership which are required to be filed by the Partnership for any taxable period of the Partnership that ends on or before the Closing Date. Upon Prentiss' reasonable request, for a period of three (3) years after the Closing, or, in the event of a governmental investigation or audit, at any time, Contributor shall make all of the Contributor's records with respect to Contributor (as they relate to the Property or the Partnership), the Partnership or the Property available to Prentiss for inspection, copying and audit by Prentiss' designated accountants.

         The foregoing covenants of Partnership and Contributors are for the benefit of Prentiss or its assignee of its rights under this Agreement.

                                 ARTICLE VII.
                                 ------------

                                    CLOSING
                                    -------

         7.1 Closing. The Closing shall occur on a business day designated by
             -------
Prentiss, with at least ten (10) days notice to Contributors (which such day shall be no later than thirty (30) days following the expiration of the Study Period). At or prior to Closing, the Partnerships shall have transferred, to or for the benefit of the Contributors, the Excluded Partnership Property and Liabilities, such that the only assets and liabilities of the Partnerships shall be (i) the Property, (ii) the Leases, (iii) the Operating Agreements, (iv) the Existing Secured Indebtedness, (v) the other assets and rights which Prentiss is to acquire at Closing, and the other liabilities and obligations which Prentiss is to assume or which the Partnership or its assets shall be subject to, as expressly set forth in this Agreement, and (vi) the rights, powers, privileges and attendant obligations pertaining to items (i) through (v) above.

         As more particularly described below, at the Closing the parties hereto will meet to (i) execute all of the documents required to be delivered in connection with the transactions contemplated hereby (the "Closing Documents"),
(ii) deliver the same to Escrow Agent to the extent a temporary escrow is mutually agreed to or required, and (iii) take all other action required to be taken in respect of the transactions contemplated hereby. The Closing will occur at the offices of Blank Rome Comisky & McCauley, One Logan Square, Philadelphia, Pennsylvania, or at such other place as Prentiss shall designate by written notice to Partnership given at least five days prior to the Closing. At the Closing, Prentiss shall deliver the balance of the Contribution Value to Escrow Agent for disbursement to the intended recipients, Escrow Agent shall update the title to the Property and, provided there has been no change in the status of title as reflected in the Title Commitment and Survey which has not been waived by Prentiss pursuant to Section 2.4(d) hereof, Escrow Agent shall release and date, where appropriate, the Closing Documents in accordance with the joint instructions of Contributors and Prentiss and shall send, by wire transfer, all sums owing to Contributors hereunder to Contributors and shall admit the designated Unit Recipients as partners of the Operating Partnership in accordance with the Units to be issued pursuant to this Agreement. As provided herein, the parties hereto will agree upon adjustments and prorations to certain items which cannot be exactly determined at the Closing and will make the appropriate adjustments with respect thereto.

         7.2 Partnership's Deliveries. At the Closing, Partnership and/or
             ------------------------
Contributor shall deliver to Prentiss (or, in the case of records, files and the like, Partnership shall make same available to Prentiss at the location of each Property or at Partnership's regular business office) all of the following instruments, each of which shall have been duly executed and, where applicable, acknowledged and/or sworn on behalf of Partnership and shall be dated as of the Closing Date:

                  (a)      The certificate required by Section 5.1(b) hereof.
                                                       --------------
                  (b) The Bill of Sale - Personal Property in the form of Exhibit H hereto.
                           ---------
                  (c) The Assignment and Assumption Agreement in the form of Exhibit I hereto.
                              ---------

                  (d) The Assignment of Leases in the form of Exhibit J hereto.

                  (e) An updated certified Rent Roll dated as of the date preceding the Closing Date.

                  (f) An estoppel letter in the form of Exhibit K hereto dated
                                                        ---------
not more than forty (40) days prior to the Closing Date (i) from each of the tenants under the Leases covering 10,000 square feet or more (including for such purpose tenants who occupy more than one location where the aggregate of such locations cover 10,000 square feet or more), and (ii) from tenants leasing, in the aggregate, at least eighty five percent (85%) of the total rentable area of all the Improvements covered by this Agreement. The Contributors of each applicable Partnership shall execute an estoppel letter certifying to the matters specified in Exhibit K for any tenant which does not execute an estoppel
                     ---------
letter; provided that (i) Contributors shall be released from liability under such estoppel letter if and to the extent a conforming estoppel letter is ultimately obtained from a tenant and delivered to Prentiss, and (ii) Contributors shall not be obligated to make any warranties or representations on behalf of a tenant concerning environmental matters.

                  (g) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy subject only to the Permitted Title Exceptions and to eliminate such standard exceptions and to issue the endorsements thereto described on Schedule 7.2 hereto.
                                            ------------

                  (h) The FIRPTA Certificate.

                  (i) All original Warranties and Guaranties in Partnership's possession or reasonably available to Partnership.

                  (j) A valid, final and unconditional certificate of occupancy for the Real Property and Improvements issued by the appropriate Governmental Authority, or letters from such Governmental Authority certifying equivalent compliance.

                  (k) The originals of all Operating Agreements to remain in effect at Closing.

                  (l) Executed originals of all Leases, leases of Leased Property, permits and, to the extent in Partnership's possession or control, Authorizations as required hereunder and any other documents or instruments affecting the Property or the ownership and operation thereof.

                  (m) All current real estate and personal property tax bills in Partnership's possession or under its control.

                  (n) All books, records, operating reports, appraisal reports, files and other materials in Partnership's possession or control which are necessary in Prentiss' discretion to maintain continuity of operation of the Property.

                  (o) Written notice executed by Partnership notifying all interested parties, including, without limitation, all tenants under any Leases directing that all payments, inquiries and the like be forwarded to the address to be provided by Prentiss (or as otherwise directed by Prentiss).

                  (p) A current UCC Report showing no financing statements by Partnership or Contributor as Debtor covering the Property or Partnership interests to be acquired by Prentiss, except in favor of the holders of the Existing Secured Indebtedness.

                  (q) An opinion from Partnership's and Contributor's counsel stating that Partnership and Contributor have duly authorized, executed and delivered to Prentiss this Agreement and all of the documents to be delivered by Partnership and Contributor hereunder.

                  (r) A limited partner signature page to the Partnership Agreement in substantially the form attached hereto as Exhibit F, executed by each Unit Recipient..

                  (s) Any other document or instrument reasonably requested by Prentiss in connection with the transactions contemplated hereby and which is reasonably required to effectuate the transactions contemplated herein.

                  (t) An estoppel certificate executed by the present holder(s) of the Existing Secured Indebtedness. Any and all fees and charges in connection with obtaining such written consent or approval (specifically including, but not limited to, loan transfer fees) shall be at Partnership's sole cost and expense. In the event such estoppel certificate(s) is/are not received on or before the Closing Date, Prentiss may terminate this Agreement at any time up to and including the Closing Date and receive a full refund of the Deposit and this Agreement shall thereafter be null and void. If Prentiss elects not to so terminate, Prentiss may extend the Closing Date for a period of time up to and including thirty (30) days to allow Partnership to obtain such consents or approvals. The estoppel certificate(s) must refer to Prentiss' proposed acquisition of the interests in the Partnerships, be dated not more than forty (40) days prior to the Closing Date and recite: (i) the unpaid balance of principal and accrued interest due on the Existing Note as of the date thereof; (ii) the interest rate on the Existing Note; (iii) the amount and date of payment of the next installment of principal and interest due on the Existing Note; (iv) the maturity date of the Existing Note; (v) the amount of funds, if any, held in a tax and insurance escrow under any of the Existing Liens; (vi) the amount and date of payment of the next installment due under such tax and insurance escrow; (vii) reference to the Existing Liens evidencing or securing the Existing Note; (viii) that the Existing Note evidencing the Existing Secured Indebtedness is current and that, to the best of the holder's knowledge, there are no defaults thereunder nor any uncured notices of default sent by the holder; (ix) that the holder(s) consent(s) to the assignment of the Partnership interests to Prentiss and that the holder(s) will not accelerate the Existing Note evidencing the indebtedness or declare a default under any instruments evidencing or securing the Existing Secured Indebtedness by virtue thereof; (x) that the holder of the indebtedness will not renew, extend or otherwise alter or modify the Existing Secured Indebtedness or the Existing Liens securing the Existing Secured Indebtedness without the consent of Prentiss; (xi) that the holder is the sole holder of the Existing Note and the Existing Liens; (xii) the amount of holdbacks, if any, retained by the holder(s) of the Existing Note; (xiii) that the holder of the Existing Note agrees to send to Prentiss any notices which must be or may be sent under the Existing Note or the Existing Liens; and (xiv) that (except in the case of the CIGNA loan) the Existing Liens securing the Existing Note secure only the Existing Note and secure no other indebtedness of Partnership to the holder(s) of the Existing Note. Partnership agrees to use its best efforts to satisfy this contingency and pay all costs and expenses imposed by the holder(s) of the Existing Note in connection with such estoppel letters and consenting to the transfer of the Property to Prentiss. Notwithstanding such best efforts, the lender estoppel certificate shall be deemed acceptable if it contains, at a minimum, the certifications which are customarily addressed by institutional lenders for similarly requested estoppel certificates in connection with the pay-off of a loan and/or transfer of the secured property. If Prentiss intends to pay off any Existing Secured Indebtedness within 60 days following Closing, then the certificate from the lender need only contain a certification as to the unpaid principal and accrued interest on the subject indebtedness as of the date thereof together with a per diem amount of interest following the date thereof and any applicable prepayment premiums, which would be necessary in order to release any and all liens, assignments and security interests encumbering the Property.

                  (u) Each group of Contributors who are the partners in a particular Partnership, as primary obligors, jointly and severally with Peter O. Hausmann, Henry C. Gulbrandsen, Jr. and Timothy J. Weber (said 3 individuals being referred to as the "Principals") as sureties (each separate group of Contributors together with the Principals being referred to collectively as "Indemnitors") shall execute and deliver to Prentiss an Indemnity and Security Agreement, pursuant to which (i) Indemnitors shall jointly and severally (without the obligation on the part of Prentiss to proceed in any particular order against any of the Indemnitors) indemnify and hold Prentiss harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may be incurred by Prentiss as a result of any breach by the Contributor or Partnership of any of its representations or warranties or any of its express indemnities set forth herein or in any document required to be delivered by Partnership (or by any affiliates of Partnership or Principals) or Contributor to Prentiss pursuant hereto, except for any breach of any representation or warranty as to which Partnership or Contributor has given Prentiss written notice (or as to which Prentiss has knowledge) prior to the Closing Date and Prentiss nevertheless consummated the Closing and (ii) Prentiss shall be granted liens on and security interests in a portion of the Units to be issued by Prentiss under this Agreement (such grant to be made pro-rata by all Unit Recipients) in order to secure the obligations under the Indemnity and Security Agreement. Indemnitors and the other Unit Recipients shall execute financing statements evidencing the security interests created under the Indemnity and Security Agreement. Notwithstanding the foregoing, (i) liability under the Indemnity and Security Agreement for a particular indemnity, warranty or representation shall extend only for the time corresponding to the survival period of the underlying indemnity, representation or warranty (if any, otherwise within the applicable legal limitation period), (ii) the aggregate maximum liability of all Partnerships, Contributors and Indemnitors under the Indemnity and Security Agreement(s) and under any other indemnities, warranties and representations set forth in this Agreement, including the maximum liability of the affiliated partnerships and indemnitors under the Contribution Agreement of even date herewith relating to certain Pennsylvania assets, shall be $4,000,000 for any claims made within one (1) year after the Closing Date, and ten percent (10%) of such amount thereafter, and recourse with respect thereto shall, except as set forth in subsection (iv) below, be limited to the Units pledged to Prentiss to secure same, (iii) the number of Units pledged for such purpose shall be equivalent in value to 110% of the maximum monetary liability established as aforesaid, such Units to be valued as such as of the Closing Date based upon the market price for equivalent stock of Company assuming no conversion restriction, and (iv) to the extent no claim was theretofore made on account of the obligations under the Indemnity and Security Agreement, the pledged Units shall be released on the first anniversary of the Closing Date, and thereafter the Indemnitors shall have personal liability for any remaining obligations thereunder for which the survival period is in excess of 1 year (but only to the maximum aggregate liability of 10% of $4,000,000 as set forth above); provided, however, there shall be no limitation of liability applicable to the indemnities made in Section 2.2(c) hereof.
                           --------------

                  (v) The Principals shall execute a guaranty in favor of Woodland Falls Associates-IV Limited Partnership guarantying, on a joint and several basis, the obligations of Valleybrooke Executive Suites, Inc. under its Lease at Woodland Falls Corporate Park; provided, the guaranty shall be released if Prentiss exercises its right to purchase such lease under the Right of First Opportunity Agreement covering such lease.

                  (w) Contributor shall execute assignments of partnership interests in the Partnerships to Prentiss and Prentiss Properties Limited, Ltd.

         7.3      Prentiss' Deliveries.
                  --------------------

                  (a) At the Closing, Prentiss shall deliver to Escrow Agent for disbursement to the intended recipients, or directly to the Unit Recipients in the case of Units, the portion of the Contribution Value described in Section
                                                                         -------
2.2 hereof.
---

                  (b) At the Closing, Prentiss shall deliver to Contributors the Assignment and Assumption Agreement and the Assignment of Leases, duly executed by Prentiss.

                  (c)    At the Closing, Prentiss shall deliver to Contributors
(i) all other documents and instruments referred to in this Agreement as are required to be delivered by it, (ii) any other document or instrument reasonably requested by Contributors in connection with the transactions contemplated hereby, and (iii) an opinion from Prentiss' counsel stating that Prentiss has duly authorized, executed and delivered to Partnerships this Agreement and all of the documents to be delivered by Prentiss hereunder.

                  (d) At Closing, Prentiss shall cause to be executed and delivered to Messrs. Gulbrandsen, Weber and Hausmann employment contracts with Prentiss.

         7.4 Mutual Deliveries. At the Closing, Prentiss and Contributors shall
             -----------------
mutually execute and deliver each to the other:

                  (a) A final closing statement reflecting the Contribution Value and the adjustments and prorations required hereunder and the allocation of income and expenses required hereby.

                  (b) Such other and further documents, papers and instruments as may be reasonably required by the parties hereto in connection with the transactions contemplated hereby or their respective counsel.

             (c) At or prior to the Closing, the Company and Unit Recipients will enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit E.

         7.5 Closing Costs. Except as is explicitly provided in this Agreement,
             -------------
each party hereto shall pay its own legal fees and expenses. References in this Agreement to payment obligations of Contributors either must be paid out of the funds of each Contributor or, if made by the Partnerships, must be paid solely from the Excluded Partnership Assets and Liabilities, except for the prorations to be made under this Agreement as of the Closing Date. All transfer taxes and surtaxes due with respect to the transfer of partnership interests or other transactions required hereunder shall be split equally by Prentiss and Contributors. Contributors shall pay for the costs associated with the releases of any deeds of trust, mortgages and other financing encumbering the Property and for any costs associated with any corrective instruments, subject to the provisions hereinabove contained relating to prepayment premiums on Existing Secured Indebtedness. Prentiss shall pay all costs for title searches, tax certificates and all premiums for the issuance of the Title Policy and all endorsements thereto described on Schedule 7.2 hereto and deletions therefrom which are customarily required by institutional investors purchasing property comparable to the Property; all costs of providing the matters described in Sections 2.4(b) to Prentiss except for such matters to be paid for by Partnership as therein provided; and one-half (1/2) of any escrow fees or similar charges of the Escrow Agent. All other expenses incurred by Contributors or Prentiss with respect to the Closing shall be borne and paid for exclusively by the party incurring same, without reimbursement, except to the extent otherwise specifically provided herein. The terms and provisions of this Section
7.5 shall survive the Closing without limitation.

         7.6 Revenue and Expense Allocations. All revenues and expenses with
             -------------------------------
respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with sound accounting principles consistently applied, shall be allocated between Contributors and Prentiss as provided herein. Contributors shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to but not including the date of Closing, and Prentiss shall be entitled to all revenue and shall be responsible for all expenses for the period of time from, after and including the date of Closing. Such adjustments shall be shown on the closing statements (with such supporting documentation as the parties hereto may require being attached as exhibits to the closing statements) and shall increase or decrease (as the case may be) the cash amount payable by Prentiss pursuant to Section 2.2 hereof. Without limiting the generality of the foregoing, the following items of revenue and expense shall be allocated at Closing:

             (a) Current rents and escalation charges for taxes and operating expenses.

             (b) Real estate, personal property taxes and special assessments for the fiscal or calendar year in which Closing occurs.

             (c) Revenue and expenses under the Operating Agreements to remain in effect after Closing.

             (d) Utility charges (including, but not limited to, charges for water, sewer and electricity).

             (e) Municipal or other governmental improvement liens, which shall be paid prior to Closing where the work has physically commenced, and which shall remain in effect at Closing where the work has been authorized, but not physically commenced.

             (f) All other revenues and expenses of the Property, to the extent customarily prorated by purchasers and sellers of office buildings in the county in which the Property is located.

             (g)    Interest on the Existing Note.

Contributors shall pay or furnish a credit to Prentiss for (i) prepaid rents and
(ii) unforfeited security deposits together with interest thereon held by Partnership under Leases.

Contributors shall pay or cause to be paid all real estate taxes and installments for special assessments (prorated to the Closing Date) for the Property due and payable in, or deferred with respect to the years prior to, the year in which the Closing occurs. All installments for special assessments (prorated to the Closing Date) pending, levied or due and payable on or prior to the Closing Date shall be paid by Contributors on or before the Closing Date. All unpaid subdivision and platting costs and expenses heretofore incurred by Partnership, including, without limitation, all subdivision exactions, fees and costs and all dedication of land for parks and other public uses or payment of fees in lieu thereof, shall be paid by Contributors on or prior to the Closing Date.

If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills and/or real estate or personal property taxes), the parties shall allocate such revenue or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable revenue or expense. The obligation to make the adjustment shall survive the closing of the transaction contemplated by this Agreement. Any revenue received or expense incurred by Contributors, Partnership or Prentiss with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The proration provisions of this Agreement shall survive the closing of the transaction contemplated hereby for a period of nine (9) months.

         7.7 Delinquent Rents. Any rents or other amounts which are delinquent
             ----------------
as of the Closing shall not be adjusted or prorated at Closing, but Prentiss shall make a reasonable attempt to collect such amounts for the benefit of Contributors after the Closing; provided, however, that nothing contained herein shall be construed to require Prentiss to institute any lawsuit or other proceedings to collect such delinquent amounts. In this connection, the first monies collected by Prentiss from tenants or other persons owing delinquent rents or other amounts shall be applied to Prentiss' costs of collection, then to the current rents or obligations of such person to Prentiss, and the balance, if any, shall be delivered to Contributors.

         7.8 Costs Associated with Certain Leasing Activities. Except as
             ------------------------------------------------
otherwise expressly set forth in this Section 7.8, all leasing commissions,
                                      -----------
leasing expenses and capital costs of tenant improvements owing or which could become due and owing with respect to Leases entered into on or before the Closing Date shall be paid by Partnership when due, and Contributor shall indemnify and hold harmless Prentiss for claims brought against the Property or Prentiss arising therefrom, which indemnity shall survive the Closing. Notwithstanding the foregoing, Prentiss shall pay to Contributor at the Closing an amount equal to the unamortized costs of all leasing commissions paid to brokers other than affiliates of The Terramics Management Company and capital improvement costs incurred in completing tenant improvements pursuant to (a) Leases entered into by Partnership which have been approved by Prentiss pursuant to Section 6.5(g) and (b) renewals or extensions of existing Leases which have been approved by Prentiss pursuant to Section 6.5(g).

                                 ARTICLE VIII.
                                 ------------
                              GENERAL PROVISIONS
                              ------------------

         8.1 Condemnation. In the event of any actual or threatened taking,
             ------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, Partnership shall give written notice thereof to Prentiss promptly after Partnership learns or receives notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold which has a material adverse effect on the use or value of the remaining Property, Prentiss shall have the right to terminate this Agreement pursuant to
Section 9.2 hereof. If Prentiss elects not to terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to Prentiss at Closing, and there shall be no reduction in the Contribution Value. Partnership shall not settle or compromise any such proceeding without Prentiss' written consent. If Prentiss elects to terminate this Agreement by giving Partnership written notice thereof prior to the Closing, the Deposit shall be promptly returned to Prentiss and all rights and obligations of Partnership, Contributor and Prentiss hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately.

         8.2 Risk of Loss. If any loss or damage occurs to the Property by
             ------------
reason of casualty prior to Closing which is not, in the opinion of a reputable contractor or engineer retained for such purpose, reasonably susceptible of repair and restoration on or prior to December 31, 1997, Prentiss shall have the right to terminate this Agreement pursuant to Section 9.2 hereof. If Prentiss
                                              -----------
elects not to terminate this Agreement pursuant to the immediately preceding sentence or a loss or damage occurs prior to Closing which is reasonably susceptible of repair and restoration within the aforesaid time period, then, at the option and election of Prentiss, (i) Closing shall be held as scheduled and all unused insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to Prentiss at Closing and Prentiss shall receive as a credit against the Contribution Value the amount of any deductibles under the policies of insurance covering such loss or damage, and there shall be no further reduction in the Contribution Value, or (ii) Closing shall be postponed for such reasonable time (but not beyond December 31, 1997) as may be necessary to promptly and diligently complete the repair and restoration, and Partnership shall utilize its best efforts to effectuate same in a timely and efficient manner. If Prentiss elects to terminate this Agreement pursuant to this Section 8.2 by giving Partnership written notice thereof prior to the Closing, the Deposit shall be promptly returned to Prentiss and all rights and obligations of Partnership, Contributor and Prentiss hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately.

         8.3 Broker. The parties acknowledge that Broker has been the procuring
             ------
cause of this Agreement. It shall be the obligation of Contributor to pay Broker its commission, when, as and if the transaction contemplated hereby actually closes, in accordance with a separate agreement between the Broker and Partnership. There is no other real estate broker involved in this transaction. Prentiss warrants and represents to Partnership and Contributor that Prentiss has not dealt with any other real estate broker in connection with this transaction, nor has Prentiss been introduced to the Property or to Partnership by any other real estate broker, and Prentiss shall indemnify Contributor and hold Contributor harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any other person, firm or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Prentiss, or as a result of having introduced Prentiss to Partnership or to the Property. In like manner, Contributor warrants and represents to Prentiss that neither Contributor nor Partnership has dealt with any other real estate broker in connection with this transaction, nor has Partnership or Contributor been introduced to Prentiss by any other real estate broker, and Contributor shall indemnify Prentiss and save and hold Prentiss harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, firm or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Partnership or Contributor in connection with this transaction. This provision shall survive any termination of this Agreement and a closing of the transaction contemplated hereby.

         8.4 Bulk Sale. It shall be the obligation of Partnership and
             ---------
Contributor to comply with any bulk sale requirements, statutes, laws, ordinances and regulations promulgated with respect thereto, if any, in the State in which the Property is located, or in or by any governmental entity having jurisdiction with respect thereto, and to provide proof of such compliance or proof that no such compliance is required, to Prentiss, at or prior to Closing. In any event, Contributor shall indemnify Prentiss and save and hold Prentiss harmless from and against any claims, suits, demands, liabilities or obligations of any kind or nature whatsoever, including all costs of defending same, and reasonable attorneys' fees paid or incurred in connection therewith, arising out of or relating to any claim made by any third party or any liability asserted by any third party that any applicable bulk sales law or like statute has not been complied with. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

         8.5 Confidentiality. Except as hereinafter provided, from and after the
             ---------------
execution of this Agreement and until the information in question becomes publicly known by disclosure on the part of Prentiss or Company, Prentiss, Contributor and Partnership shall keep the terms, conditions and provisions of this Agreement confidential and neither shall disclose the terms, conditions and provisions hereof, except to persons who "need to know", such as their respective officers, directors, employees, attorneys, accountants, engineers, surveyors, consultants, financiers, partners, investors and bankers, and such other third parties whose assistance is required in connection with the consummation of this transaction or as required by law or order of court of competent jurisdiction. Neither Contributor nor Partnership shall make any press release regarding the subject matter of this Agreement without the prior written approval of Prentiss; and Prentiss shall issue no press release regarding the subject matter of this Agreement without first seeking Partnership's comments on same. Notwithstanding the foregoing, it is acknowledged that Prentiss is, or is an affiliate of, a real estate investment trust (the "REIT") and the REIT has,
                                                      ----
and the REIT, Prentiss or their affiliates may, seek to sell securities to the general public;

consequently, the REIT, Prentiss and their affiliates shall have the absolute and unbridled right to disclose any information regarding the transaction contemplated by this Agreement required by law or as determined to be necessary or appropriate by attorneys for each such entity to satisfy disclosure and reporting obligations of each such entity. After Closing, Prentiss, Contributor and Partnerships shall be free to disclose previously confidential information in its sole, unfettered discretion.

                                  ARTICLE IX.
                                  ----------

                             LIABILITY OF PARTIES;
                             ---------------------
                          DEFAULT; TERMINATION RIGHTS
                          ---------------------------

         9.1 Liability of Prentiss. Except for obligations expressly assumed or
             ---------------------
agreed to be assumed by Prentiss hereunder, Prentiss is not assuming any obligations of Partnership, Contributor or any liability for claims arising out of any act, omission or occurrence which occurs, accrues or arises prior to the Closing Date. Contributor, subject to the limitations of Section 7.2(u) hereof,
                                                         --------------
hereby indemnifies and holds Prentiss harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Prentiss as a result of (1) obligations of Partnership or Contributor relating to the operation of the Property not expressly assumed or agreed to be assumed or taken subject to by Prentiss hereunder, or (2) wrongful or negligent acts or omissions of Partnership, its agents or employees with respect to the Property which occur, accrue or arise prior to the Closing Date. Prentiss hereby indemnifies and holds Contributor harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Contributor as a result of wrongful or negligent acts or omissions of Prentiss relating to the Property which occur, accrue and arise from and after the Closing Date. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

         9.2 Default by Partnership/Failure of Conditions Precedent. If any
             ------------------------------------------------------
condition set forth herein for the benefit of Prentiss cannot or will not be satisfied prior to Closing, or upon the occurrence of any other event that would entitle Prentiss to terminate this Agreement and its obligations hereunder, and if Partnership or Contributor fails to cure any such matter or satisfy that condition within ten (10) business days after notice thereof from Prentiss (or such other time period as may be explicitly provided for herein), Prentiss, at its option, may elect (a) to terminate this Agreement, in which event (i) the Deposit shall be promptly returned to Prentiss, (ii) if the condition which has not been satisfied is a breach of a representation, warranty or covenant known by Partnership or Contributor to have been materially inaccurate or misleading when made, then Partnership shall be obligated upon demand to reimburse Prentiss for Prentiss' actual out-of-pocket inspection, financing and other costs related to Prentiss' entering into this Agreement, inspecting the Property and preparing for a Closing of the transaction contemplated hereby, including, without limitation, Prentiss' attorneys' fees incurred in connection with the preparation, negotiation and execution of this Agreement and in connection with Prentiss' due diligence review, audits and preparation for a Closing; provided, the foregoing shall not limit or include the sums which may be payable by Partnership pursuant to Section 9.6 below, and (iii) all other rights and
                        -----------
obligations of Partnership, Contributor and Prentiss hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately;

(b) to proceed to Closing; or (c) if the condition described in Section 5.1(k)
                                                                --------------
of this Agreement has not been satisfied on the Closing Date solely by reason of a default by OTR thereunder, to terminate this Agreement, in which case Contributor agrees to pay to Prentiss an amount equal to $1,350,000.00, as liquidated damages, the Deposit shall be refunded to Prentiss, and thereafter no party to this Agreement shall have any further rights or obligations except as otherwise expressly provided in this Agreement. If Prentiss elects to proceed to Closing and there is either a misrepresentation or breach of a warranty by Partnership or Contributor (other than a breach of a representation or warranty of which Prentiss had notice or actual knowledge prior to the Closing and nevertheless elected to consummate the Closing) or the breach of a covenant by Partnership or Contributor or a failure by Partnership or Contributor to perform its obligations hereunder first discovered by Prentiss after the Closing Date, Prentiss shall retain all remedies accruing as a result thereof, including, but not limited to, the remedy of specific performance of Partnership's covenants and obligations and the remedy of the recovery of all reasonable damages resulting from Partnership's breach of warranty or covenant, subject to the limitations of Section 7.2(u) hereof.
               --------------

         9.3 Indemnification by Prentiss. Prentiss hereby indemnifies and holds
             ---------------------------
Contributor harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Contributor, whether incurred before or after Closing, as a result of any inaccuracy or breach by Prentiss of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by Prentiss pursuant hereto except for any breach or inaccuracy of any representation or warranty as to which Prentiss has given Contributor written notice prior to Closing of the untruth or inaccuracy or of which Contributor otherwise had actual knowledge prior to the Closing and nevertheless elected to consummate the Closing. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

         9.4 Default by Prentiss/Failure of Conditions Precedent. If any
             ---------------------------------------------------
condition set forth herein for the benefit of Partnership or Contributor (other than a default by Prentiss, OP General Partner or Company) cannot or will not be satisfied prior to Closing, and if that condition is not satisfied within ten
(10) business days after notice thereof from Partnership or Contributor (or such other time period as may be explicitly provided for herein), Contributors may, at their option, elect either (a) to terminate this Agreement in which event the Deposit shall be promptly returned to Prentiss and the parties hereto shall be released from all further obligations hereunder except those which expressly survive a termination of this Agreement, or (b) to waive their right to terminate, and instead, to proceed to Closing. If, prior to Closing, Prentiss, OP General Partner or Company defaults in performing any of its obligations under this Agreement and such default is not cured within ten (10) business days after notice thereof from Partnership, then Contributor's sole remedy for such default shall be either (i) to terminate this Agreement and retain the Deposit as liquidated and agreed-upon damages, it being acknowledged that actual damages would be impossible to accurately estimate, or (ii) to pursue the remedy of specific performance.

         9.5 Costs and Attorneys' Fees. In the event of any litigation or
             -------------------------
dispute between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its costs of prosecuting and/or defending same, including, without limitation, reasonable attorneys' fees at trial and all appellate levels. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

     9.6   Limitation of Liability. Notwithstanding anything herein to the
           -----------------------
contrary, except in the case of stipulated liquidated damages as set forth in this Agreement, liability of each party hereto resulting from the breach or default by either party shall be limited to actual damages incurred by the injured party and the parties hereto hereby waive their rights to recover from the other party consequential, punitive, exemplary, and speculative damages. The provisions of this Section 9.6 shall survive the Closing of the transaction
                   -----------
contemplated hereby. Notwithstanding anything herein to the contrary, the aggregate maximum liability of Prentiss for any indemnities, representations and warranties set forth in this Agreement and in the Contribution Agreement of even date herewith relating to certain Pennsylvania assets and in all documents executed by Prentiss in connection with this Agreement and such other Contribution Agreement shall be $4,000,000 for any claims made within one (1) year after the Closing Date and ten percent (10%) of such amount thereafter; provided, however, there shall be no limitation of liability applicable to the indemnities made in Section 2.2(c) hereof.
                    --------------

                                  ARTICLE X.
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     10.1  Completeness; Modification. This Agreement constitutes the entire
           --------------------------
agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto. Any waiver of rights under this Agreement shall be effective only if in writing and duly executed and delivered by the party against whom such waiver is asserted.

     10.2  Assignments. Prentiss may assign its rights hereunder without the
           -----------
consent of Contributors but upon notice to Contributors, to any affiliate of the Operating Partnership or the Company, but only if (i) Contributors obtain substantially all of the economic and substantive rights and benefits contemplated to be obtained in the absence of such assignment, and (ii) there is not thereby caused any material adverse federal income effect to Contributors or the Unit Recipients; provided, however, Prentiss shall be permitted to require that Contributor assign a limited partnership interest of no more than one percent (1%) in each Partnership to Prentiss Properties Limited, Inc., a Delaware corporation. In the event of such permitted assignment, except as otherwise specified herein, such assignee shall be deemed "Prentiss" hereunder; however, any such assignment shall not relieve the original Prentiss of its obligations under this Agreement.

     10.3  Successors and Assigns. This Agreement shall bind and inure to the
           ----------------------
benefit of the parties hereto and their respective successors and permitted assigns.

     10.4  Days. If any action is required to be performed, or if any notice,
           ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

     10.5  Governing Law. This Agreement and all documents referred to herein
           -------------
shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey.

     10.6  Counterparts. To facilitate execution, this Agreement may be executed
           ------------
in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

     10.7  Severability. If any term, covenant or condition of this Agreement,
           ------------
or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10.8  Costs. Regardless of whether Closing occurs hereunder, and except as
           -----
otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees of attorneys, engineers and accountants.

     10.9  Notices. All notices, requests, demands and other communications
           -------
hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

     If to Partnership or Contributor:    c/o The Terramics Management Company
                                          1180 West Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312
                                          Attention:  Henry C. Gulbrandsen, Jr.
                                          Fax No.:  (610) 640-4853

     With a copy to:                      Blank, Rome, Comisky & McCauley
                                          One Logan Square
                                          Philadelphia, Pennsylvania  19103
                                          Attention:  Michael Pollack
                                          Fax No.:  (215) 569-5555

         If to Prentiss:        Prentiss Properties Acquisition Partners, L.P.
                                3890 West Northwest Highway, Suite 400
                                Dallas, Texas  75220
                                Attention:      Thomas F. August and
                                                William J. Reister
                                Fax No.:  (214) 350-2408 or (214) 654-5826

         With a copy to:        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                1700 Pacific Avenue, Suite 4100
                                Dallas, Texas  75201
                                Attn:  Randall M. Ratner, P.C.
                                Fax No.:  (214) 969-4343

         If to Escrow Agent:    Chicago Title Insurance Company
                                7616 LBJ Freeway, Suite 300
                                Dallas, Texas  75251-1106
                                Attn:  Sharon L. Cooper

or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and Escrow Agent in a manner described in this Section.

         10.10 Escrow Agent. Escrow Agent referred to in the definition thereof
               ------------
contained in Section 1.1 hereof has agreed to act as such for the convenience of the parties without fee or other charges for such services as Escrow Agent. Escrow Agent shall not be liable: (a) to any of the parties for any act or omission to act except for its own willful misconduct; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with Escrow Agent or exchanged by the parties hereunder; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure, insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit; (e) for the default, error, action or omission of either party to the escrow. Escrow Agent, in its capacity as escrow agent, shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. In the event of any dispute as to the disposition of the Deposit or any other monies held in escrow, or of any documents held in escrow, Escrow Agent may, if such Escrow Agent so elects, interplead the matter by filing an interpleader action in a court of general jurisdiction in the county or circuit where the Real Property is located (to the jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Deposit, or deposit any such documents with respect to which there is a dispute in the Registry of such court, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder.

         10.11 Incorporation by Reference. All of the exhibits attached hereto
               --------------------------
are by this reference incorporated herein and made a part hereof.

         10.12 Survival. All of the representations, warranties, covenants and
               --------
agreements of Partnership and Prentiss made in, or pursuant to, this Agreement shall survive Closing for a period of twelve (12) months and shall not merge into any document or instrument executed and delivered in connection herewith; provided that the last sentence of Section 6.12 shall survive for three (3)
                                   ------------
years following the Closing Date, and the provisions of Section 7.5, and any
                                                        -----------
other provisions which are expressly stated to survive Closing without limitation, shall survive the Closing without limitation.

         10.13 Further Assurances. Contributors and Prentiss each covenant and
               ------------------
agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein. Contributors and Prentiss agree to promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any of the Exhibits or Schedules hereto.

         10.14 No Partnership. This Agreement does not and shall not be
               --------------
construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Contributors and Prentiss specifically established hereby.

         10.15 Time of Essence. Time is of the essence with respect to every
               ---------------
provision hereof.

         10.16 Signatory Exculpation. The signatory(ies) for Prentiss is/are
               ---------------------
executing this Agreement in his/their capacity as representative of Prentiss and not individually and, therefore, shall have no personal or individual liability of any kind in connection with this Agreement and the transactions contemplated by it.

         10.17 Rules of Construction. The following rules shall apply to the
               ---------------------
construction and interpretation of this Agreement:

                  (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

                  (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

                  (c) The table of contents and headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                  (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.

                  (e) As used herein, the term or phrases "Effective Date,"
                                                           --------------
"date of this Agreement" or "date hereof" shall mean the first date Escrow Agent
 ----------------------      -----------
is in receipt of this Agreement executed by Contributors, Partnerships and Prentiss.

         IN WITNESS WHEREOF, Partnerships, Contributors and Prentiss have caused this Agreement to be executed in their names by their respective duly authorized representatives.

                                  Prentiss:
                                  --------

                                  PRENTISS PROPERTIES ACQUISITION
                                  PARTNERS, L.P., a Delaware limited partnership

                                  By:  Prentiss Properties I, Inc., a Delaware
                                  corporation, its general partner


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                  Date of Execution:                , 1997
                                                      --------------
                                  Partnerships:
                                  ------------

                                  WOODLAND FALLS ASSOCIATES-I LIMITED
                                  PARTNERSHIP

                                  By:  Terramics Property Associates, General
                                       Partner


                                       By:
                                          ------------------------------------
                                               Authorized Partner

                                  WOODLAND FALLS ASSOCIATES-III LIMITED
                                  PARTNERSHIP

                                  By:   Terramics Property Associates, General
                                        Partner


                                        By:
                                           -----------------------------------
                                                 Authorized Partner

                                  WOODLAND FALLS ASSOCIATES-IV LIMITED
                                  PARTNERSHIP

                                  By:  Terramics Property Associates, General
                                       Partner


                                       By:
                                          -----------------------------------
                                                 Authorized Partner

                                  LAKE CENTER ASSOCIATES-II LIMITED PARTNERSHIP

                                  By:  Terramics Property Associates, General
                                       Partner


                                       By:
                                          -----------------------------------
                                                 Authorized Partner

                                  LAKE CENTER ASSOCIATES-IV LIMITED
                                  PARTNERSHIP

                                  By:  Terramics Property Associates, General
                                       Partner


                                       By:
                                           ----------------------------------
                                                 Authorized Partner

                                  TERRAMICS/CENTERPOINTE ASSOCIATES
                                  LIMITED PARTNERSHIP

                                  By:  Terramics Property Associates, General
                                       Partner


                                       By:
                                          -----------------------------------
                                                 Authorized Partner

                                  Contributors:
                                  ------------

                                  TERRAMICS PROPERTY ASSOCIATES


                                  By:
                                      ------------------------------------
                                           Authorized Partner

                                  TPC INVESTORS I  LIMITED PARTNERSHIP

                                  By: Terramics Property Associates, General
                                      Partner


                                      By:
                                         -----------------------------------
                                                Authorized Partner

                                  TERRAMICS/ JK LIMITED PARTNERSHIP

                                  By: Terramics Property Associates, General
                                      Partner


                                      By:
                                         -----------------------------------
                                               Authorized Partner

                                  TERRAMICS/WOODLAND LIMITED
                                  PARTNERSHIP

                                  By: Terramics Property Associates, General
                                      Partner


                                      By:
                                         -----------------------------------
                                                Authorized Partner

                                  TERRAMICS/EQUITY LIMITED PARTNERSHIP

                                  By: Terramics Property Associates, General
                                      Partner


                                      By:
                                          -----------------------------------
                                                Authorized Partner

                                  Date of Execution:                   , 1997
                                                     ------------------

                   JOINDER BY COMPANY AND OP GENERAL PARTNER

         The undersigned join in this agreement to evidence their consent to the provisions hereof and to confirm the representations, warranties and certifications contained in this agreement which are expressly stated to be made by them by their joinder.


                                      PRENTISS PROPERTIES TRUST


                                      By:
                                          ------------------------------------
                                      Its:
                                          ------------------------------------

                                      PRENTISS PROPERTIES I, INC.


                                      By:
                                          -----------------------------------
                                      Its:
                                          -----------------------------------

                            RECEIPT OF ESCROW AGENT
                            -----------------------

         Chicago Title Insurance Company, as Escrow Agent, acknowledges receipt of the sum of $ __________ by check or by wire transfer, from Prentiss as described in Section 2.3 of the foregoing Agreement of Purchase and Sale, said
             -----------
check or wire transfer to be held pursuant to the terms and provisions of said Agreement.

         DATED this________day of_________________________, 1997.

                                          CHICAGO TITLE INSURANCE COMPANY


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------